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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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FSI International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FSI INTERNATIONAL, INC.
3455 Lyman Boulevard
Chaska, Minnesota 55318-3052
952-448-5440

November 30, 2007

Dear Shareholder:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders to be held at the offices of FSI International, Inc. at 3455 Lyman Boulevard, Chaska, Minnesota, commencing at 3:30 p.m., Central Time, on Wednesday, January 16, 2008.

The Secretary’s Notice of Annual Meeting of Shareholders and the proxy statement which follow describe the matters on which action will be taken. During the meeting we will also review the activities of the past year and items of general interest about FSI.

Please review the proxy materials carefully and use this opportunity to take part in the affairs of FSI by voting on the items to be considered at this meeting.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, we urge you to vote either online by following the instructions in the Notice Regarding the Availability of Proxy Materials previously mailed to you or, if you requested a paper copy of the proxy materials, by completing and returning the enclosed proxy in the accompanying envelope. If you attend the meeting, you may vote in person even if you have previously returned a proxy to us either online or by mail.

Sincerely,

Donald S. Mitchell
Chairman Chief Executive Officer

FSI INTERNATIONAL, INC.

Notice of Annual Meeting of Shareholders
to be held on January 16, 2008

To Our Shareholders:

The 2008 Annual Meeting of Shareholders of FSI International, Inc. will be held at our offices in Chaska, Minnesota on Wednesday, January 16, 2008, at 3:30 p.m., Central Time, for the following purposes:

1. To elect two Class III directors to serve for the ensuing three years until the expiration of their term in 2011, or until their successors are duly elected and qualified.

2. To act upon a proposal to approve the FSI International, Inc. 2008 Omnibus Stock Plan.

3. To approve an amendment to our Employees Stock Purchase Plan to increase the aggregate number of shares of our common stock reserved for issuance under the Plan by 500,000.

4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 30, 2008.

5. To transact such other business as may properly come before the meeting.

Our board of directors has fixed November 19, 2007 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

By Order of the Board of Directors

Benno G. Sand
Executive Vice President
Business Development, Investor Relations
and Secretary

Chaska, Minnesota
November 30, 2007

PROXY STATEMENT FOR 2008 ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
ELECTION OF DIRECTORS (Proposal 1)
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE DIRECTOR-NOMINEES
Director Compensation For Fiscal 2007
INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934
REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
COMPENSATION OF EXECUTIVE OFFICERS
PROPOSAL TO ADOPT THE FSI 2008 OMNIBUS STOCK PLAN (Proposal 2)
PROPOSAL TO AMEND THE FSI EMPLOYEES STOCK PURCHASE PLAN (Proposal 3)
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO OUR EMPLOYEES STOCK PURCHASE PLAN
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 4)
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF KPMG LLP AS OUR REGISTERED PUPLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS AND OTHER MATTERS
ANNUAL REPORTS
APPENDIX A

FSI INTERNATIONAL, INC.

PROXY STATEMENT FOR 2008

ANNUAL MEETING OF SHAREHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General Information

This proxy statement and the related proxy are being furnished in connection with the solicitation by the board of directors of FSI International, Inc. (“we” or “us” or “Company” or “FSI”), a Minnesota corporation, of proxies for use in connection with the 2008 Annual Meeting of Shareholders to be held on Wednesday, January 16, 2008, and any adjournment of the meeting, for the purposes described below as well as in the Notice Regarding the Availability of Proxy Materials and the Notice of Annual Meeting of Shareholders. The meeting will be held at our offices at 3455 Lyman Boulevard, Chaska, Minnesota beginning at 3:30 p.m. Central Time. A form of photo identification and, if not a record holder, proof of ownership of FSI common stock (such as a recent brokerage statement or letter from your broker), are requested for admission to the 2008 annual meeting.

So far as our board and management are aware, no matters other than those described in this proxy statement will be acted upon at the meeting. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the same in accordance with their judgment on such matters.

The address of our principal executive office is 3455 Lyman Boulevard, Chaska, Minnesota 55318-3052 and our telephone number is 952.448.5440. The mailing of the Notice Regarding the Availability of Proxy Materials will commence on or about December 3, 2007, and the related proxy materials will be available on line at http://library.corporate-ir.net/library/67/67168/2007ProxyAR.pdf as of the same date. Please refer to the Notice Regarding the Availability of Proxy Materials for additional information, including the required control number, regarding online access to the proxy materials.

“Householding” of Documents

We are sending only one copy of the Notice Regarding the Availability of Proxy Materials to eligible shareholders who share a single address unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. If a registered shareholder residing at an address with other registered shareholders wishes to receive a separate Notice Regarding the Availability of Proxy Materials now or in the future, he or she may contact Benno G. Sand, our Secretary, at telephone number 952.448.5440, or by mail to the address in the above paragraph. You can also request delivery of single copies of our documents if you are receiving multiple copies by contacting Mr. Sand by email at: benno.sand@fsi-intl.com

Solicitation of Proxies

We will pay the cost of soliciting proxies. We may reimburse brokerage firms and custodians, nominees and other record holders for forwarding soliciting materials to the beneficial owners of our common stock. In addition to solicitation by the use of the mails and of the Internet, our directors, officers and employees may solicit proxies by telephone, personal contact or special letter without additional compensation to them.

Record Date and Outstanding Voting Securities

Only shareholders of record at the close of business on November 19, 2007 are entitled to vote at the meeting. On the record date, 30,544,758 shares of our common stock, our only authorized and issued voting security, were outstanding. Each shareholder is entitled to one vote for each share held and is not entitled to cumulate votes for the election of directors.

Proxies voted online or by mail, if a paper copy of the proxy materials has been requested, will, unless otherwise specified, be voted for Proposals 1 through 4 on the proxy and voted in the discretion of the proxy holders as to any other matter that may properly come before the meeting. Proxies voted by mail must be properly signed and duly returned to us in order for the designated proxy to vote on all matters to come before the meeting.

You may view this year’s proxy materials, including our annual report to shareholders, at http://library.corporate-ir.net/library/67/67168/2007ProxyAR.pdf.

If you are a shareholder through a broker or bank, you may vote your shares either electronically or by mail upon requesting paper copies of the proxy materials. If at the close of business on November 19, 2007 your shares were registered directly in your name with our transfer agent, ComputerShare Investor Services, LLC, then you are a shareholder of record.

Requesting Paper Copies and Voting by Mail

Pursuant to the new Securities and Exchange Commission rules related to the availability of proxy materials, we have chosen to make our proxy statement and related materials, including our annual report to shareholders, available online and, as permitted by the new rules, we will only provide paper copies of these materials upon request. To request a paper copy of the proxy materials, including our annual report to shareholders, free of charge, please follow the instructions contained in the Notice Regarding the Availability of Proxy Materials previously mailed to you. To vote by mail, you must request paper copies of the proxy materials as instructed above, mark your selections on the proxy card mailed to you, date and sign your name exactly as it appears on your proxy card, and mail the proxy card in the accompanying postage-paid envelope.

Electronic Voting

If you are a shareholder of record you may vote online by following the instructions in the Notice Regarding the Availability of Proxy Materials previously mailed to you. Electronic voting is available 24 hours a day until 11:59 p.m., Eastern Time, on January 15, 2008.

Electronic Enrollment

If you are a shareholder through a broker or bank, you can enroll to receive notice of future meetings via email at www.proxyvote.com.

Voting Requirement

A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on that matter at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any matter shall not be considered present and entitled to vote on that matter.

Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of elections. The inspector will also determine whether or not a quorum is present. In general, under Minnesota law, a quorum consists of a majority of the shares entitled to vote which are present or represented by proxy at the meeting. A nominee for director will be elected to the board if the nominee receives a plurality vote of the shares present or represented and entitled to vote at the meeting.

All other matters submitted for shareholder approval at this Annual Meeting will be decided by the affirmative vote of the greater of (1) a majority of shares present in person or represented by proxy and entitled to vote on each matter, or (2) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. Abstentions with respect to any such matter are treated as shares present or represented and entitled to vote on that matter and have the same effect as negative votes. If shares are not voted by the person or institution that is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is effective or has been withheld with respect to any matter, these non-voted shares are deemed not to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained.

If you are not planning to attend the Annual Meeting and vote your shares in person, your shares of common stock cannot be voted until you vote online by following the instructions in the Notice Regarding the Availability of Proxy Materials or a signed proxy is returned to the Company.

Revocability of Proxies

A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by providing notice in writing to any of our officers of termination of the proxy’s authority or by voting again by Internet or mail, if we have mailed a written proxy to you (provided that such new vote is received in a timely manner).

(This space has been left blank intentionally.)

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table lists, as of November 19, 2007 (unless otherwise indicated below), certain information regarding the beneficial ownership of our common stock by (i) each person or entity known by us to own beneficially more than five percent of our outstanding common stock, (ii) each director, (iii) each nominee for director, (iv) each executive officer named in the Summary Compensation Table in this proxy statement (the “Named Executives”), and (v) all of the directors, director-nominees and Named Executives as a group. Except as otherwise noted below, each listed beneficial owner has sole voting and investment power with respect to such shares.

	Number of Shares		Percent of Shares
Name of Person or Identity of Group	Beneficially Owned**		Beneficially Owned**

State of Wisconsin Investment Board	3,504,783	(1)	11.5%
121 East Wilson Street Madison, WI 53707-3474
Chapman Capital LLC	2,311,224	(2)	7.6%
222 North Sepulveda Boulevard El Segundo, CA 90245-5659
Dimensional Fund Advisors LP	2,409,083	(3)	7.9%
1299 Ocean Avenue Santa Monica, CA 90401-1005
Rutabaga Capital Management	1,617,100	(4)	5.3%
64 Broad Street Boston, MA 02109-4346
Westcliff Capital Management, LLC	1,868,380	(5)	6.1%
200 Seventh Avenue Santa Cruz, CA 95062-4669
James A. Bernards	76,500	(6)	*
John C. Ely	256,516	(6)	*
Terrence W. Glarner	72,156	(6)	*
Patricia M. Hollister	222,278	(6)	*
Willem D. Maris	72,500	(6)	*
Donald S. Mitchell	884,609	(6)(7)	2.8%
Benno G. Sand	330,520	(6)(8)	1.1%
David V. Smith	35,000	(6)	*
All directors, director-nominees and Named Executives as a group (8 persons)	1,950,079	(6)	6.0%

*	Less than one percent.

**	Beneficial ownership is determined in accordance with the rules of the SEC that generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of common stock issuable pursuant to the exercise of stock options that are immediately exercisable or exercisable within 60 days. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 30,544,758 shares of common stock outstanding as of November 19, 2007.

(1)	Based on Amendment No. 10 to Schedule 13G filed with the SEC on February 12, 2007.

(2)	Based on Amendment No. 1 to Schedule 13D filed with the SEC on June 14, 2007. Of such shares, Chap-Cap Activist Partners Master Fund, Ltd. has shared voting power with respect to 1,325,328 shares, Chap-Cap Partners II Master Fund, Ltd. has shared voting power with respect to 985,896 shares and Chapman Capital L.L.C. and Robert L. Chapman, Jr each have shared voting power with respect to 2,311,224 shares.

(3)	Based on Amendment No. 5 to Schedule 13G filed with the SEC on February 9, 2007.

(4)	Based on a Schedule 13G filed with the SEC on January 23, 2007. Of such shares, Rutabaga Capital Management has sole voting power with respect to 533,600 shares and shared voting power with respect to 1,083,580 shares.

(5)	Based on a Schedule 13G filed with the SEC on February 6, 2007. Westcliff Capital Management, LLC, and Richard S. Spencer III (as Westcliff’s manager and majority owner), have shared voting and dispositive power with respect to all such shares.

(6)	Includes the following shares that may be purchased pursuant to stock options that are exercisable within 60 days of November 19, 2007: Mr. Bernards, 59,000; Mr. Ely, 252,516; Mr. Glarner, 66,500; Ms. Hollister, 215,682; Mr. Maris, 72,500; Mr. Mitchell, 843,883; Mr. Sand, 287,649; and Mr. Smith, 35,000; and all directors, director-nominees and Named Executives as a group, 1,832,730.

(7)	Includes 5,500 shares in which Mr. Mitchell shares voting and investment power with his spouse.

(8)	Includes 18,615 shares in which Mr. Sand shares voting and investment power with his spouse.

ELECTION OF DIRECTORS
(Proposal 1)

The Nominees and Directors

Our Articles of Incorporation, as amended, provide that the board be divided into three classes of directors of as nearly equal size as possible. The members of each class are elected to serve a three-year term, and the terms are staggered. Terrence W. Glarner and David V. Smith are Class III directors with terms expiring at the 2008 Annual Meeting of Shareholders. James A. Bernards and Donald S. Mitchell are Class I directors with terms expiring at the 2009 Annual Meeting of Shareholders. Willem D. Maris is a Class II director with a term expiring at the 2010 Annual Meeting of Shareholders. The board will continue to have a vacancy after the 2008 Annual Meeting of Shareholders and will continue its search for a qualified director candidate to fill such vacancy.

The board, including all of the independent directors, acting upon the recommendation of the Corporate Governance and Nomination Committee, has nominated Messrs. Glarner and Smith for re-election as Class III directors. Messrs. Glarner and Smith have indicated a willingness to serve as directors if elected. In case Messrs. Glarner or Smith are not candidates for any reason, the proxies named in the enclosed form of proxy may vote for substitute nominees in their discretion, unless an instruction to the contrary is indicated on the proxy. We have no reason to believe that Messrs. Glarner or Smith will be unable to serve as directors if elected.

The proxy will be voted in favor of the election of the nominees, unless the shareholder giving the proxy indicates to the contrary on the proxy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE DIRECTOR-NOMINEES

Certain information concerning the nominee and other directors follows:

Nominees for Election at the 2008 Shareholders’ Meeting as Class III Directors

Terrence W. Glarner, age 64, has served as a director of FSI since October 1988. Since February 1993, Mr. Glarner has been President of West Concord Ventures, Inc., a venture capital company. From 1982 to February 1993, Mr. Glarner was President of North Star Ventures, Inc. and North Star Ventures II, Inc., venture capital funds. Mr. Glarner is also a director of Aetrium, Inc. and NVE Corporation.

David V. Smith, age 63, was appointed to the board of directors of FSI in December 2005 to fill a vacancy on the board and is standing for election by the shareholders for the first time. He was recommended as a director nominee by our independent directors. Mr. Smith retired as the President of TECH Semiconductor Singapore Pte. Ltd. (“TECH Semiconductor”) in June 2002. TECH Semiconductor is a joint venture DRAM memory chip manufacturing company formed by Texas Instruments, the Economic Development Board of Singapore, Canon and Hewlett-Packard. Prior to joining TECH Semiconductor, Mr. Smith was the Managing Director of Texas Instruments Singapore and the Deputy Worldwide Memory Operations Manager of Texas Instruments Malaysia, Bipolar Operations manager of Texas Instruments Malaysia and Discrete Operations Manager. Mr. Smith was Texas Instruments’ Korea’s Manager from 1978 to 1980. Since January 2006, Mr. Smith has been President, Chief Executive Officer and Director of GlobiTech Holding Company, a privately-held epitaxial services company based in Sherman, Texas. Mr. Smith also serves on the board of directors of several other privately-held companies.

Class I Directors Whose Terms Continue Until the 2009 Shareholders’ Meeting

James A. Bernards, age 61, has served as a director of FSI since July 1981. Since June 1993, Mr. Bernards has been President of Facilitation, Inc., which provides business and financial consulting services. Mr. Bernards was President of the accounting firm of Stirtz, Bernards & Company from May 1981 to June 1993. Since 1986, Mr. Bernards has been President of Brightstone Capital, Ltd., a venture capital fund manager. He is also a director of several privately-held companies.

Donald S. Mitchell, age 52, was named President and Chief Executive Officer of FSI in December 1999, appointed a director in March 2000 and became Chairman of the board on January 23, 2002. From its formation in 1998 until December 1999, he was President of Air Products Electronic Chemicals, Inc., a division of Pennsylvania-based Air Products and Chemicals, Inc. From 1991 to 1998, he served as President of Schumacher, a leading global chemical equipment and services supplier to the semiconductor industry. Mr. Mitchell served as the 1999-2000 Chairman of the Board of Directors of Semiconductor Equipment and Materials International (“SEMI”), a leading global industry trade association. Mr. Mitchell is also a director of Advanced Material Sciences, Inc., a privately-held manufacturer of thin substrate materials for the semiconductor industry.

Class II Director Whose Term Continues Until the 2010 Shareholders’ Meeting

Willem D. Maris, age 67, has served as a director of FSI since January 2001. He is past Chairman of the Board of Management, President and Chief Executive Officer of ASM Lithography (“ASML”), a Netherlands company. Mr. Maris retired from ASML in December 1999 after serving as Chairman of the Board of Management, President and Chief Executive Officer since 1990. He is currently a member of the board of directors of Photronics, Inc. and is the Chairman of the Supervisory Board of BE Semiconductor Industries N.V.

None of the directors or the nominees are related to one another or to any of our executive officers. The board has determined that each of Messrs. Bernards, Glarner, Maris and Smith is independent as that term is defined under the National Association of Securities Dealers’ listing standards.

Information Concerning the Board of Directors

The board met four times and adopted resolutions by written action one time in fiscal 2007. The board has an Audit and Finance Committee, a Compensation Committee, and a Corporate Governance and Nomination Committee.

The Audit and Finance Committee, consisting of Messrs. Bernards, Glarner and Maris, met six times and adopted four resolutions by written action in fiscal 2007. The purpose of the Audit and Finance Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The primary duties and responsibilities of the Audit and Finance Committee include selecting and evaluating our independent auditors and monitoring their independence; reviewing our financial reporting and disclosure matters; and overseeing certain compliance and regulatory matters.

Our board of directors has determined that at least one member of our Audit and Finance Committee, James A. Bernards, is an “audit committee financial expert,” as that term is defined under Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated by the Securities and Exchange Commission in furtherance of Section 407. Each member of the Audit and Finance Committee is independent as that term is defined under the National Association of Securities Dealers’ listing standards, Section 301 of the Sarbanes-Oxley Act of 2002 and the rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Audit and Finance Committee operates under a written charter adopted by the board of directors. A copy of the Audit and Finance Committee Charter, as amended to date, can be found on our website at www.fsi-intl.com.

The Compensation Committee, consisting of Messrs. Bernards and Glarner, met five times and adopted resolutions by written action two times in fiscal 2007. Each member of the Compensation Committee is independent as that term is defined under the National Association of Securities Dealers’ listing standards. The Compensation Committee’s functions include: reviewing and reporting to the board on the programs for developing senior management personnel; approving and reporting to the board the executive compensation plans and the compensation (including incentive awards) of certain executives; and reviewing and approving our incentive plans. The Compensation Committee also grants or makes recommendations to the board concerning employee stock options and oversees our 1994 Omnibus Stock Plan, 1997 Omnibus Stock Plan and Employees Stock Purchase Plan. The Compensation Committee operates under a written charter adopted by the board of directors, a copy of which can be found on our website at www.fsi-intl.com.

The Corporate Governance and Nomination Committee, consisting of Messrs. Maris and Smith, met two times and did not adopt any resolutions by written action in fiscal 2007. Each member of the Corporate Governance and

Nomination Committee is independent as that term is defined under the National Association of Securities Dealers’ listing standards. Its functions include: evaluating and recommending qualified individuals to the board; reviewing the qualifications of individuals for election or re-election as members of the board; and reviewing the charters and membership of the board’s committees and board membership guidelines. It also oversees matters of corporate governance, including evaluation of our board and board committee performance and evaluation of our corporate governance guidelines. The Corporate Governance and Nomination Committee will consider persons whom shareholders recommend as candidates for election as Company directors provided shareholders follow the procedures as set forth below in the “Director Nomination Process and Selection Criteria” section of this proxy statement. The Corporate Governance and Nomination Committee operates under a written charter adopted by the board of directors, a copy of which can be found on our website at www.fsi-intl.com.

Each committee reviews its charter annually in light of new corporate governance developments and may make additional recommendations to the Corporate Governance and Nomination Committee (if applicable) and the board for further revisions to reflect evolving best practices. During fiscal 2007, each of the directors attended all meetings of the board. During fiscal 2007, each of the directors attended all committee meetings on which he served with the exception of Mr. Bernards who missed one committee meeting.

The Company’s Share Rights Plan Committee of the Board of Directors, which was charged with periodically determining whether the Share Rights Plan adopted by the Company in March 1998 continued to be in the best interests of the Company and reporting its conclusions to the board, terminated upon the expiration of the Share Rights Plan in June 2007.

Director Compensation and Benefits

Before or at the beginning of each calendar year, our Compensation Committee reviews the total compensation paid to non-management directors. The purpose of the review is to ensure that the level of compensation is appropriate to attract and retain a diverse group of directors with the breadth of experience necessary to perform the board’s duties, and to fairly compensate directors for their services. The Compensation Committee considers the time and effort required for service on the board and on a board committee, and reviews available board compensation survey information for comparably-sized public companies. For fiscal 2007, the components of compensation for our non-management directors were as follows:

Quarterly Retainer	$3,000 per quarter
Fee for attending Board Meetings	$1,000 per meeting
Fee for attending Committee Meetings	$500 per meeting(1)
Stock Option Grants	New directors receive an initial grant of 20,000 stock options which become fully exercisable six months after the date of grant.
Re-elected directors receive an annual grant of 7,500 stock options which become exercisable on January 1 after the date of grant.
Reimbursement of expenses	FSI reimburses directors for travel and other reasonable out-of-pocket expenses incurred as a director or member of a committee of the board.

(1)	If not held in connection with a board meeting.

The following table summarizes the compensation earned by our non-management directors during fiscal 2007.

Director Compensation For Fiscal 2007

	Fees Earned or	Option
Name	Paid in Cash ($)	Awards ($)(1)(2)	Total ($)

James A. Bernards	$20,000	$22,900	$42,900
Terrence W. Glarner	$20,500	$22,900	$43,400
Willem D. Maris	$20,000	$22,900	$42,900
David V. Smith	$17,500	$22,900	$40,400

(1)	The amounts in this column reflect the expense (without any reduction for forfeiture assumptions related to service-based vesting conditions) recognized for financial statement purposes in fiscal 2007 in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), Share Based Payment (“SFAS 123R”), in connection with all outstanding stock option awards (including those granted before fiscal 2007) made to the respective directors under our 1997 Omnibus Stock Plan. The assumptions used in calculating these amounts, and the grant date fair value shown in footnote 2 to this table of awards made in fiscal 2007, are set forth in Note 14, “Stock Options” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended August 25, 2007.

(2)	On January 17, 2007, FSI granted a stock option covering 7,500 shares to each of Messrs. Bernards, Glarner, Maris and Smith, at an exercise price of $5.00 per share, which was the closing sale price on January 17, 2007. The grant date fair value of each of these option awards was $23,650. As of August 25, 2007, the aggregate number of exercisable and non-exercisable option shares held by each non-employee director was as follows:

		Number of
		Shares Underlying
	Number of Shares	Unexercisable
	Underlying Exercisable	Options
Name	Options at 8/25/07	at 8/25/07

James A. Bernards	51,500	7,500
Terrence W. Glarner	59,000	7,500
Willem D. Maris	65,000	7,500
David V. Smith	27,500	7,500

Director Nomination Process and Selection Criteria

The Corporate Governance and Nomination Committee (the “Governance Committee”) will consider properly submitted shareholder nominations for candidates for membership on our board of directors as described below. In evaluating such nominations, the Governance Committee seeks to achieve a balance of knowledge, experience and capability.

The Governance Committee will select nominees for directors pursuant to the following process:

•	the identification of director candidates by the Governance Committee based upon suggestions from current directors and senior management and recommendations by shareholders;

•	a review of the candidates’ qualifications by the Governance Committee to determine which candidates best meet the board’s required and desired criteria, as further described below;

•	interviews of interested candidates, among those who best meet the desired criteria, by the chairman of the Governance Committee or the entire Governance Committee;

•	a report to the board by the Governance Committee on the selection process; and

•	formal nomination by the Governance Committee for inclusion in the slate of directors for the annual meeting of shareholders or appointment by the board to fill a vacancy during the intervals between shareholder meetings.

The Governance Committee will reassess the qualifications of a director, including the director’s past contributions to the board and the director’s attendance and contributions at board and committee meetings, prior to recommending a director for re-election to another term.

The Governance Committee will consider candidates recommended by shareholders in the same manner as candidates recommended by the Governance Committee, provided shareholders follow the procedures set forth below in submitting recommendations. Shareholders who wish to recommend candidates for consideration by the Governance Committee must do so by submitting a written recommendation to:

Corporate Secretary
FSI International, Inc.
3455 Lyman Boulevard
Chaska, Minnesota 55318-3052 USA

Recommendations must be sent by certified or registered mail and received by our Corporate Secretary by September 1 of each year, for consideration at the next Annual Meeting of Shareholders. Recommendations must include the following:

•	shareholder’s name, number of shares owned, length of period held, and proof of ownership.

•	name, address, phone number and age of the candidate.

•	a resume describing, among other things, the candidate’s educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.).

•	a supporting statement which describes the candidate’s reasons for seeking election to the board and documents his or her ability to satisfy the director qualifications.

•	the candidate’s consent to a background investigation.

•	the candidate’s written consent to stand for election if nominated by the board and to serve if elected by the shareholders.

•	any other information that will assist the Governance Committee in evaluating the candidate.

The Corporate Secretary will promptly forward these materials to the Governance Committee Chairman and the Chairman of the board. The Corporate Secretary will also maintain copies of these materials for two years after receipt for future reference by the Governance Committee when filling board positions.

The Governance Committee may contact recommended candidates to request additional information necessary for its evaluation or for disclosure under applicable rules of the Securities and Exchange Commission.

Alternatively, shareholders may directly nominate a person for election to our board by complying with the procedures set forth in our by-laws, any applicable rules and regulations of the Securities and Exchange Commission and any applicable laws.

Candidates for director nominees are reviewed in the context of the current composition of the board, our operating requirements and the long-term interests of our shareholders.

The Governance Committee will consider, at a minimum, the following factors in recommending to our board potential new board members, or the continued service of existing members in addition to other factors it deems appropriate based on the current needs and desires of the board:

•	demonstrated character and integrity; an inquiring mind; experience at a strategy/policy setting level; sufficient time to devote to the affairs of the company; high-level managerial experience;

•	whether the member/potential member is subject to a disqualifying factor, such as relationships with competitors, customers, suppliers, contractors, counselors or consultants, or recent previous employment with the Company;

•	the member or potential member’s independence;

•	whether an existing member has reached retirement age or a term limit;

•	whether the member/potential member assists in achieving a mix of board members that represents a diversity of background and experience, including the consideration of age, gender, international background, race and specialized industry experience;

•	whether the member/potential member, by virtue of particular experience, technical expertise, or specialized skills, will add specific value as a board member; and

•	any factors related to the ability and willingness of a new member to serve, or an existing member to continue his/her service.

In addition to the above factors, our board has also adopted certain board guidelines which provide that (1) when a director of the Company turns 72, such director will automatically retire from the board at our annual meeting of shareholders following the date such director turns 72; and (2) the Governance Committee may not recommend any person to serve as a director of the Company after such person has passed his or her 70th birthday.

Executive Sessions of Outside Directors

Our board has regularly scheduled, and used, time near the end of board meetings to meet without any Company management present.

Communications with Directors

You can contact our full board, our independent directors as a group or any of the directors by writing to our Corporate Secretary at 3455 Lyman Boulevard, Chaska, Minnesota 55318-3052 USA. All communications will be compiled by the Corporate Secretary and submitted to the addressees on a periodic basis.

Other Information

Three directors attended our annual shareholders meeting in January 2007. Additional information concerning the board, including committee charters and our Code of Business Conduct and Ethics applicable to our directors, employees and representatives, is available at www.fsi-intl.com.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

As of November 19, 2007, we owned approximately 20 percent of the outstanding capital stock of m•FSI LTD, which distributes certain of our products in Japan. Mr. Benno G. Sand, Executive Vice President, Business Development and Investor Relations and Secretary, is a director of m•FSI LTD.

During the 2007 fiscal year, we sold approximately $5,355,000 of our products to m•FSI LTD. Sales to m•FSI LTD are made by us on commercially reasonable terms.

The board has adopted a policy regarding transactions, other than sales in the normal course of business, between us and our affiliates, requiring that all such transactions be approved by a majority of the board and a majority of the disinterested non-employee directors and that all such transactions be for a bona fide business purpose and be entered into on terms at least as favorable to us as could be obtained from unaffiliated independent third parties.

Various policies and procedures of our Company, including our Code of Business Conduct and Ethics, our bylaws, the Company’s Corporate Governance Guidelines and annual questionnaires completed by all of our directors and executive officers, require disclosure of and otherwise identify to the Company transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable Securities and Exchange Act rules as “related person transactions” between our Company or its subsidiaries and related persons. For these purposes, a related person is a director, executive officer, nominee for director, or 5% shareholder of the Company since the beginning of the last fiscal year and their immediate family members.

Although the Company’s processes vary with the particular transaction or relationship, in accordance with our Code of Business Conduct and Ethics, directors, executive officers and other Company employees are directed to inform appropriate supervisory personnel as to the existence or potential existence of such a transaction or relationship. To the extent a related person is involved in the relationship or has a material interest in the transaction, the Company’s Corporate Governance Guidelines provide that the Audit Committee is responsible for reviewing the transaction. The transaction or relationship will be evaluated by the Audit Committee, which will approve or ratify it if it is determined that the transaction or relationship is fair and in the best interests of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors, certain officers and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. These directors, officers and 10 percent shareholders are also required by the Securities and Exchange Commission’s rules to furnish us with copies of all Section 16(a) reports they file.

Specific due dates for such reports have been established by the Securities and Exchange Commission and we are required to disclose in this proxy statement any failure to file reports by such dates during fiscal 2007. Based solely on our review of the copies of such reports received by us and written representations from certain reporting persons, we believe that during the fiscal year ended August 25, 2007, all Section 16(a) filing requirements applicable to our officers and directors and any 10 percent shareholders were complied with.

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REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

Membership and Role of the Audit and Finance Committee

The Audit and Finance Committee of the board is composed entirely of directors who are independent of management and free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member. The current members of the Audit and Finance Committee are Messrs. Bernards, Glarner and Maris. The purpose of the Audit and Finance Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The primary duties and responsibilities of the Audit and Finance Committee include selecting and evaluating our independent auditors and monitoring their independence; reviewing our financial reporting and disclosure matters; and overseeing certain compliance and regulatory matters.

The Audit and Finance Committee operates under a written charter adopted by the board of directors, a copy of which can be found on our website at www.fsi-intl.com. The Audit and Finance Committee charter includes additional duties and responsibilities of the Audit and Finance Committee as required by the Sarbanes-Oxley Act of 2002, the rules promulgated by the Securities and Exchange Commission and the Nasdaq corporate governance rules.

Review of Our Audited Consolidated Financial Statements for the Fiscal Year Ended August 25, 2007

The Audit and Finance Committee has reviewed and discussed our audited consolidated financial statements for the fiscal year ended August 25, 2007 with management and with representatives of KPMG LLP, our independent registered public accountants. The Audit and Finance Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit and Finance Committee has received from its independent registered public accountants the written disclosures regarding KPMG LLP’s independence as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and discussed the independence of KPMG LLP with representatives of our independent registered public accountants.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended August 25, 2007 for filing with the Securities and Exchange Commission.

James A. Bernards	Terrence W. Glarner	Willem D. Maris

Members of the Audit and Finance Committee

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Independent Registered Public Accountants Fees

The following table shows the aggregate fees billed to us by KPMG LLP for services rendered during the fiscal years ended August 25, 2007 and August 26, 2006.

Description of Fees	Fiscal 2007 Amount	Fiscal 2006 Amount

Audit Fees (1)	$424,877	$354,900
Audit-Related Fees	0	0
Tax Fees (2)	50,538	49,296
All Other Fees	0	0

Total	$475,415	$404,196

(1)	Includes fees for the audit of the August 25, 2007 and August 26, 2006 financial statements and internal controls, reviews of the related quarterly financial statements and fees related to the preparation of the financial statements of m•FSI LTD, the company’s former Japanese affiliate, in accordance with United States Generally Accepted Accounting Principles (“GAAP”).

(2)	Includes fees for domestic and international tax returns, statutory reports, expatriate tax work, value added tax, customs and duty reporting and international tax planning.

The Audit and Finance Committee approved all of the services described above.

Auditor Independence

The Audit and Finance Committee has considered whether, and has determined that, the provision of non-audit services described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” was compatible while maintaining the independence of KPMG LLP as our principal accountants.

Audit Committee Pre-Approval Policies

In order to ensure that our independent registered public accountants are engaged only to provide audit and non-audit services that are compatible with maintaining their independence, the Audit and Finance Committee requires that all audit and permissible non-audit services provided by our independent registered public accountants be pre-approved by the Audit and Finance Committee or a designated member of the Audit and Finance Committee. These services may include audit services, audit-related services, tax services, Sarbanes-Oxley Section 404 review and other services. Any pre-approval is detailed as to the particular service or category of services. The Audit and Finance Committee reviews each non-audit service to be provided and assesses the impact of the service on the auditor’s independence.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

The Compensation Committee of the board is composed entirely of directors who are independent of management and free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member. The current members of the Compensation Committee are Messrs. Bernards and Glarner. The Compensation Committee operates under a written charter adopted by the board of directors, a copy of which can be found on our website at www.fsi-intl.com. The Compensation Committee’s basic responsibility is to assure that the senior executives of the Company and its wholly-owned subsidiaries are compensated effectively in a manner consistent with the stated compensation objectives of the Company, internal equity considerations, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders the Company’s compensation policies as required by the Securities and Exchange Commission. Specific responsibilities are listed in the Compensation Committee charter.

The primary objectives of the compensation program for our senior executives consist of the following:

•	Provide overall compensation levels that are sufficiently competitive to attract, motivate and retain executive officers and key personnel.

•	Align the interests of our executive officers and key personnel with those of our shareholders.

•	Provide a direct financial incentive to executives to meet or exceed our annual corporate financial and operating goals.

•	Make a substantial portion of total compensation contingent on, and variable with, achievement of objective corporate performance goals, with that portion increasing as an executive’s responsibilities increase.

Our executive compensation program strives to be competitive with the compensation provided by comparably-sized companies in the high technology and semiconductor equipment industry. In that respect, we compare ourselves to a self-selected peer group of companies. The self-selected peer group is subject to occasional change as members of the peer group alter their focus, merge or are acquired, or as new peers or competitors emerge. For fiscal 2007, the peer group was comprised of the following companies: Semitool, Inc.; Nanometrics, Inc.; Ultratech, Inc.; Rudolph Technologies, Inc.; and Zygo Corporation. We also utilize compensation survey data pertaining to comparably-sized technology companies that has been developed and published by AON Corporation’s Radford Surveys and Consulting Group in our market reviews to add a perspective of the broader technology labor market. The Compensation Committee uses a comparison with a specific compensation peer group and Radford survey data because we believe there are public companies of comparable size devoted substantially to all of the same markets in which we compete. Total compensation for executive officers, including the Chief Executive Officer, is generally targeted at the competitive median of comparable positions in the selected peer group and Radford survey data.

The Compensation Committee annually conducts a review of its executive compensation program. The purpose of the review is to ensure that our executive compensation program meets the objectives listed above. In its review, the Compensation Committee considers individual and Company performance data submitted by management and benchmark data described above. The Compensation Committee has full and sole authority to retain and terminate compensation consultants to assist in the evaluation of compensation for the Chief Executive Officer, executive staff, and non-employee directors. The Compensation Committee has not, however, chosen to retain compensation consultants because it does not believe it is a necessary use of company resources, and because members of our Compensation Committee, by virtue of experience in compensation management and service on other boards, have reasonable knowledge of compensation practices.

Elements of Executive Compensation

Executive compensation at FSI has three primary components: base salary, annual cash incentives and stock options. Our executive officers also participate in benefit programs on a basis consistent with other salaried employees, receive certain personal benefits described below, and will receive additional or accelerated payments and benefits if a change in control of the Company occurs or if their employment is terminated under certain circumstances, generally in connection with a change in control. The Compensation Committee uses its discretion to set executive compensation at levels which, in its judgment, are warranted by external, internal and individual factors. These factors include compensation benchmark data and practices, industry conditions, Company financial and operating performance and individual performance against specified performance goals. In particular, the compensation program is designed to set total compensation potential (salary, annual bonus and stock options) at a level similar to the median level of total compensation paid to similarly positioned executives within our compensation peer group. We have no pre-established policy or target for the allocation between salary and performance-based compensation, and generally allocate target compensation among the various elements based on competitive practice. In 2007, the allocation was approximately 50 percent fixed compensation (base salary) and 50 percent variable compensation (cash incentive and stock option).

Base Salary

The base salary of each of the named executive officers, including the Chief Executive Officer, is targeted to be at or near the competitive median within the peer group. In determining an individual’s base salary, the Compensation Committee considers the compensation levels of similar positions within the peer group, the responsibilities and performance of the individual named executive officer, our recent financial performance and industry conditions.

Generally, salary decisions are made by the Compensation Committee at the beginning of each calendar year based upon an evaluation of the Chief Executive Officer by the Compensation Committee, and evaluations and recommendations of the other executive officers made by the Chief Executive Officer. A performance assessment for each executive officer reporting to the Chief Executive Officer is submitted by the Chief Executive Officer to the Compensation Committee. The appraisal typically assesses such individual’s performance in the following areas: accountabilities of the position, individual goals and objectives recommended by the Chief Executive Officer and approved by the Compensation Committee, special projects and assignments, management skills, leadership competencies and the achievement of learning and development goals. Generally, a salary recommendation is made by the Chief Executive Officer based upon the individual’s overall performance assessment and where the individual’s salary falls within the range of salaries reported for similar positions in the peer group and the Radford survey data.

In evaluating and setting the Chief Executive Officer’s base salary and target annual cash incentive as described below, the Compensation Committee reviews our business and financial performance and total compensation data from the comparable peer group. That review is based upon a number of factors including sales, earnings, market share, cash flow and total shareholder return. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a subjective determination based upon a consideration of all of these factors as well as the progress made with respect to our long-term goals and strategies.

In recent years, industry conditions and the Company’s financial performance have had a significant impact on the Compensation Committee’s decisions regarding salary levels for executive officers, including the timing of salary actions and whether to implement salary increases or decreases. Weakening industry conditions resulted in a ten percent reduction in base salaries for executive officers in March 2001 and an additional five percent reduction in January 2002. Although base salaries for executive officers were restored to fiscal 2000 levels in January 2004, weakening industry conditions again resulted in a ten percent salary reduction for employees, including executive officers, beginning July 29, 2007. This reduction was reversed near the end of October 2007 in light of its impact on employee retention and cost reductions realized from other personnel actions.

Annual Cash Incentives

Executive officers are each eligible to receive an annual cash incentive payment at the end of the fiscal year based upon our financial performance during the fiscal year. For fiscal 2007, the financial goals to be achieved were expressed in terms of operating income. The purpose of this annual cash incentive program is to provide a direct financial incentive to executives to meet or exceed our annual corporate operating income goals.

The target cash incentive opportunity for each executive officer is expressed as a specified percentage of base salary, with that percentage determined primarily upon the individual’s job level within the organization and survey data from our selected peer group and the Radford survey data for comparable positions. This percentage is determined at the beginning of the fiscal year by the Compensation Committee, based on its assessment with regard to the Chief Executive Officer and upon recommendations made by the Chief Executive Officer with respect to other executive officers. For fiscal 2007, the target cash incentive percentages were 100% of base salary for the Chief Executive Officer, and 80% of base salary for the other Named Executive Officers.

As a result of weakening industry conditions, the Company did not achieve our target operating income goal of $10.5 million for fiscal 2007. Therefore, no cash incentives under the plan were paid to Named Executive Officers.

The Compensation Committee also has the authority to grant discretionary bonuses to executive officers and other employees to recognize extraordinary efforts or outstanding contributions relating to our important projects. It has done so infrequently. No such bonuses were paid to Named Executive Officers in fiscal 2007.

Stock Options

Stock options are the principal vehicle used by us for the payment of long-term compensation. We award stock options to align the interests of our executive officers and key personnel with those of our shareholders and to increase our long-term value. Through deferred vesting, this component of our compensation creates an incentive for individuals to remain with us. The objectives of stock option grants are to assist in the recruitment, motivation and retention of executive officers and key personnel as well as to reward eligible employees for outstanding performance and to provide a stock-based incentive to improve our financial performance.

Generally, stock options are granted to eligible employees from time to time based primarily upon survey data from our selected peer group and the Radford survey data for comparable positions, an assessment of the individual’s actual and/or potential contributions and our financial performance. To date, all stock options have been granted at fair market value. Generally, such options vest over a period of several years. Accordingly, a Named Executive Officer receiving an option generally is rewarded only if the market price of our common stock appreciates. Stock options are authorized by the Compensation Committee. Since long-term options generally vest over time, we periodically grant new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Compensation Committee, but are not entirely determinative of future grants. Stock options were awarded to Named Executive Officers in December 2006.

Personal Benefits

In addition to Company-paid premiums on term life and long-term disability policies for executive officers, the Company also pays the cost for Mr. Mitchell to commute to our headquarters in Minneapolis from his permanent residence in San Diego, and for his lodging expenses while in Minneapolis. This arrangements were agreed to by the Company and Mr. Mitchell in 1999 in connection with his original hiring by the Company.

Severance and Change in Control Arrangements

We have agreed to pay Messrs. Mitchell and Sand severance equal to one year’s base salary if they are terminated by us without cause. We have also agreed with each executive officer to provide specified severance benefits if the executive’s employment is terminated by us within two years of a change in control other than for cause, or by the executive during the same period for reasons that would constitute constructive involuntary termination (see page 21 under the caption “Employment and Management Agreements”). Our stock option award agreements also provide for accelerated vesting and exercisability of the awards if an executive officer’s employment is terminated due to death or disability or if a change in control occurs.

We have entered into these arrangements in part to better enable us to attract and retain capable executives to work at a relatively small company operating in an intensely competitive industry, particularly where a significant part of their long-term compensation potential is dependent on future stock price appreciation and the compensation risk may be perceived as higher than at other employment alternatives available to these individuals. The change in control arrangements also mitigate a potential disincentive for executives when they are evaluating a potential acquisition of the Company, particularly when the future services of the executive may not be required by the acquiring company, and at the same time provide a strong retention device during change in control discussions. In addition, the “single trigger” acceleration of options upon a change in control provides employees the same opportunity as shareholders who are free to sell their stock in the Company at the time of the change in control event.

Actions Affecting Fiscal 2007 Compensation

Base Salary

In determining the base salary for each Named Executive Officer for fiscal 2007, the Compensation Committee considered current industry conditions in addition to the other factors described above. As a result of this review, none of the Named Executive Officers received a salary increase during fiscal 2007. In addition, as discussed earlier, weakening industry conditions resulted in a ten percent salary reduction for all employees, including the Named Executive Officers, from July 2007 through October 2007.

Annual Cash Incentives

For fiscal 2007, we did not achieve our operating income goal for the year. Accordingly, none of the Named Executive Officers received an annual cash incentive payment.

Stock Options

Each of the Named Executive Officers was granted a stock option in December 2006 in accordance with the guidelines and procedures described above. Details of these awards are provided in the section below entitled “Grants of Plan Based Awards.” The number of shares subject to these option awards was constrained by the number of shares remaining available for issuance under our 1997 Omnibus Stock Plan.

The Role of Named Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for the Chief Executive Officer and his staff. The Committee is responsible for any equity awards to any employee. The Chief Executive Officer annually reviews the performance of each member of his staff. The conclusions reached and recommendations based on these reviews, including salary adjustments and performance-based compensation, are presented to the Compensation Committee. The Compensation Committee has discretion to modify any of the Chief Executive Officer’s recommendations.

Tax Considerations Affecting Compensation Decisions

We do not currently have a policy with respect to the limit under Internal Revenue Code Section 162(m) on the deductibility of the qualifying compensation paid to our executives, and have not sought to qualify annual cash incentives as “performance based compensation” for purposes of Section 162(m).

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, we recommended to the board that the Compensation Discussion and Analysis be included in this Proxy Statement.

James A. Bernards	Terrence W. Glarner

Members of the Compensation Committee

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COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is summary information concerning certain compensation earned, paid or awarded during fiscal 2007 by the Company to our chief executive officer, our chief financial officer and to the two other executive officers. They are our only Named Executive Officers (“NEOs”).

Biographical Information

The biographical information about Donald S. Mitchell, our Chairman and Chief Executive Officer, can be found under Proposal 1, “Election of Directors.” The biographical information for the other three NEOs can be found in Item 4A, “Executive Officers of the Company,” in the Company’s most recent Form 10-K.

Summary Compensation Table

The following table summarizes the compensation paid to our NEOs for the fiscal year ended August 25, 2007. The employment and management agreements that we have entered into with our NEOs are described on page 21 under the caption “Employment and Management Agreements.”

Summary Compensation Table for Fiscal 2007

				Non-equity
			Option	Incentive Plan	All Other
Named Executive Officer and		Salary	Awards	Compensation	Compensation		Total
Principal Position	Year	($)	($)(1)	($)	($)(2)		($)

Donald S. Mitchell	2007	$383,738	$62,688	—	$67,467	(3)	$513,893
Chairman, President and Chief Executive Officer
Benno G. Sand	2007	$260,063	$36,483	—	$17,858		$314,404
Executive Vice President, Business Development, Investor Relations and Secretary
Patricia M. Hollister	2007	$224,209	$32,920	—	$10,714		$267,843
Chief Financial Officer and Assistant Secretary
John C. Ely	2007	$229,190	$41,082	—	$10,522		$280,794
Vice President Global Sales and Service

(1)	The amounts in this column reflect the expense (without any reduction for forfeiture assumptions related to service-based vesting conditions) recognized for financial statement purposes in fiscal 2007 in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004), Share Based Payment (“SFAS 123R”), in connection with all outstanding stock option awards (including those granted before fiscal 2007) made to the respective officers under our 1997 Omnibus Stock Plan. The assumptions used in calculating these amounts are set forth in Note 14, Stock Options to the Consolidated Financial Statement included in our Annual Report on Form 10-K for the fiscal year ended August 25, 2007.

(2)	For each individual, the amount shown includes the Company matching contributions to the Company’s 401(k) Plan; Company paid term life insurance premiums; and Company-paid long-term disability premiums.

(3)	In addition to the items discussed in note (2), for Mr. Mitchell the amount shown also includes $26,282 in airfare and ground transportation related to his commute from his residence in San Diego, California to our company headquarters in Minneapolis, Minnesota, and $23,269 in costs related to Company-provided lodging in Minneapolis. The aggregate incremental cost to the Company of the airfare and ground transportation is determined by amounts paid to third-party providers, and the amount disclosed for the Company-provided lodging reflects the total lease and utilities costs incurred by the Company for an apartment in Minneapolis, even though the apartment is available for use by Company personnel in addition to Mr. Mitchell.

Grants of Plan Based Awards

For services during fiscal 2007, our NEOs received two types of plan-based awards: (i) annual cash incentive awards, and (ii) non-qualified stock option awards under our 1997 Omnibus Stock Plan. The annual cash incentive plan is described on page 15 in the “Compensation Discussion and Analysis” section. No payouts were made to the NEOs under the annual cash incentive plan for the 2007 fiscal year. Each stock option awarded during fiscal 2007 vests and becomes exercisable in 12 equal cumulative quarterly increments beginning on the first quarter anniversary of the date of grant. All options have a term of ten years and an exercise price equal to the closing price of a share of our common stock on the day before the date of grant. Generally all of the options will become fully exercisable upon approval by our shareholders of a merger, plan of exchange, sale of substantially all of our assets or plan of liquidation.

Grants of Plan-Based Awards in Fiscal 2007

					All Other
					Option
					Awards:		Grant Date
					Number of	Exercise or	Fair Value
		Estimated Possible Payouts Under			Securities	Base Price	of Stock and
		Non-Equity Incentive Plan Awards(1)			Underlying	of Option	Option
	Grant	Threshold	Target	Maximum	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	($/Sh)(2)	($)(3)

Donald S. Mitchell	2/22/07		370,162
	12/27/06				30,000	5.24	$94,800
Benno G. Sand	2/22/07		196,807
	12/27/06				16,000	5.24	$50,600
Patricia M. Hollister	2/22/07		168,014
	12/27/06				14,000	5.24	$44,300
John C. Ely	2/22/07		172,014
	12/27/06				16,000	5.24	$50,600

(1)	The “Target” column presents the possible payment to each NEO under the annual cash incentive plan for fiscal 2007. No payouts were made to the NEOs under the annual cash incentive plan for the 2007 fiscal year.

(2)	The exercise price for the options granted was the closing price of the Company’s common stock on the Nasdaq Global Select Market on December 26, 2006, the day before the options were granted.

(3)	This column shows the full grant date fair value under SFAS 123R of the stock options granted to the NEOs in fiscal 2007. Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the vesting schedule of the award.

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Outstanding Stock Options at Fiscal Year End

The table below provides information on each NEO’s outstanding equity awards as of August 25, 2007. The equity awards consist solely of stock options granted under the 1997 Omnibus Stock Plan.

Outstanding Equity Awards at Fiscal 2007 Year-End

	Option Awards
		Number of	Number of
		Securities	Underlying
		Underlying	Securities
		Unexercised	Unexercised		Option
	Grant	Options (#)	Options (#)	Option	Expiration
Name	Date	Exercisable	Unexercisable(1)	Exercise Price ($)	Date

Donald S. Mitchell	12/13/1999	400,000	—	$10.25	12/13/2009
	3/16/2001	73,050	—	$8.13	3/16/2011
	4/25/2002	74,000	—	$11.00	4/25/2012
	6/9/2003	145,000	—	$3.17	6/9/2013
	2/26/2004	75,000	—	$7.67	2/26/2014
	1/6/2005	35,000	—	$4.31	1/6/2015
	6/30/2005	16,667	8,333	$3.73	6/30/2015
	4/18/2006	9,166	12,834	$5.09	4/18/2016
	12/27/2006	5,000	25,000	$5.24	12/27/2016
Benno G. Sand	7/30/1998	40,000	—	$7.66	7/30/2008
	5/18/1999	15,000	—	$7.25	5/18/2009
	4/18/2000	26,000	—	$13.06	4/18/2010
	3/16/2001	38,550	—	$8.13	3/16/2011
	4/25/2002	34,600	—	$11.00	4/25/2012
	6/9/2003	50,000	—	$3.17	6/9/2013
	2/26/2004	40,000	—	$7.67	2/26/2014
	1/6/2005	20,000	—	$4.31	1/6/2015
	6/30/2005	9,333	4,667	$3.73	6/30/2015
	4/18/2006	5,416	7,584	$5.09	4/18/2016
	12/27/2006	2,666	13,334	$5.24	12/27/2016
Patricia M. Hollister	7/30/1998	20,000	—	$7.66	7/30/2008
	5/18/1999	12,500	—	$7.25	5/18/2009
	4/18/2000	22,000	—	$13.06	4/18/2010
	3/16/2001	26,750	—	$8.13	3/16/2011
	4/25/2002	34,100	—	$11.00	4/25/2012
	6/9/2003	15,000	—	$3.17	6/9/2013
	2/26/2004	43,000	—	$7.67	2/26/2014
	1/6/2005	20,000	—	$4.31	1/6/2015
	6/30/2005	9,333	4,667	$3.73	6/30/2015
	4/18/2006	5,000	7,000	$5.09	4/18/2016
	12/27/2006	2,333	11,667	$5.24	12/27/2016
John C. Ely	7/30/1998	4,667	—	$7.66	7/30/2008
	5/18/1999	2,667	—	$7.25	5/18/2009
	4/18/2000	3,000	—	$13.06	4/18/2010
	3/16/2001	56,750	—	$8.13	3/16/2011
	4/25/2002	52,100	—	$11.00	4/25/2012
	6/9/2003	30,000	—	$3.17	6/9/2013
	2/26/2004	50,000	—	$7.67	2/26/2014
	1/6/2005	25,000	—	$4.31	1/6/2015
	6/30/2005	12,000	6,000	$3.73	6/30/2015
	4/18/2006	9,334	6,666	$5.09	4/18/2016
	12/27/2006	2,666	13,334	$5.24	12/27/2016

(1)	All options not yet exercisable become exercisable in 12 equal cumulative quarterly increments beginning on the first quarter anniversary of the date of grant.

Option Exercises

The table below provides information regarding stock option exercises by the NEOs during the fiscal year ended August 25, 2007. None of the NEOs had any form of equity award other than options that vested during the most recent fiscal year.

Option Exercises and Stock Vested in Fiscal 2007

Option Awards
Number of
Shares
	Acquired on	Value Realized
	Exercise	on Exercise
Name	(#)	($)(1)

Donald S. Mitchell	5,000	$14,200
Benno G. Sand	—	—
Patricia M. Hollister	—	—
John C. Ely	—	—

(1)	Represents the difference between the market value of the shares acquired upon exercise (calculated using the closing price of a share of our common stock on the Nasdaq Global Select Market on the date of exercise) and the aggregate exercise price of the shares acquired.

Employment and Management Agreements

In December 1999, in connection with the hiring of Donald S. Mitchell, we entered into agreements with Mr. Mitchell, our current Chairman, President and Chief Executive Officer, that provides that if he is terminated by us without cause (as defined in the agreement), we will pay him his base annual salary for one year after such termination, with any such payments to be made to him in accordance with the Company’s normal payroll periods. These agreements contain confidentiality and noncompete provisions in favor of the Company. In addition, under these agreements the Company pays for commuting expenses; the lease of an apartment or condominium in the Minneapolis area during any time Mr. Mitchell remains a California resident; and if any such payments are taxable to Mr. Mitchell, a gross-up amount to cover such taxes.

In March 2001, we entered into an agreement with Mr. Benno G. Sand, our current Executive Vice President Business Development and Secretary, that provides that if he is terminated by us without cause (as defined in the agreement), or if he resigns after giving at least 90 days notice or if he dies while employed, we will pay him, or in the case of his death his legal representative, his base annual salary for one year after such termination, with such payments to be made in accordance with the Company’s normal payroll practices. This agreement contains confidentiality and noncompete provisions in favor of the Company.

We also have management agreements with Messrs. Mitchell, Sand and Ely and Ms. Hollister. The management agreements are operative only upon the occurrence of certain changes in control (as defined in the agreements) of FSI. Absent a change in control, the management agreements do not require us to retain the executive officers or to pay them any specified level of compensation or benefits.

Each management agreement provides that if, within two years after a change in control, as defined in the management agreements, the executive officer’s employment is terminated by us other than (i) for cause, (ii) on account of the death, disability or retirement of the executive, or (iii) voluntarily by the executive (other than voluntary terminations following events that constitute a “Constructive Involuntary Termination,” as defined in the management agreements, and which term includes compensation reductions, demotions, relocations and excessive travel), the executive is entitled to receive a lump sum severance payment.

The amount of the lump sum severance payment is equal to two times the individual’s highest rate of compensation during the 12 months immediately preceding the change in control. In addition, in lieu of no longer being eligible to participate in our incentive plans, the individual would receive a lump sum amount equal to two times the target level payment in effect for the individual under the then-current incentive plan, together with an aggregate per-diem amount, at the target level, for the number of days elapsed in the then-current fiscal year through the individual’s date of termination. The management agreements also provide for certain cash payments for outplacement services and in lieu of certain insurance and benefit plans. In addition, each management agreement provides that if the executive officer receives payments due to a change in control that would subject such executive officer to any federal excise tax under Section 4999 of the Internal Revenue Code, then such executive officer will also receive a cash “gross-up” payment so that he or she will be in the same net after-tax position that he or she would have been had such excise tax not been applied. However, if the amount of the payments received due to a change in control exceeds by less than $25,000 the amount that would cause the excise tax to be assessed, the payments shall be reduced to a level that would cause no excise tax to apply.

For purposes of these agreements, “cause” generally refers to willful and gross neglect of duties by an executive or acts by an executive that constitute a felony and are substantially detrimental to the Company. A “change in control” for purposes of these agreements generally refers to (i) the acquisition by a person of 30% or more of our voting stock, (ii) specified changes in the composition of our Board, or (iii) approval by our shareholders of a merger or consolidation involving the Company, a sale of all or substantially all of the Company’s assets, or the liquidation or dissolution of the Company.

Potential Payments Upon Termination or Change in Control

The table that follows summarizes the estimated payments and benefits that would be provided to our NEOs or their beneficiaries under the employment and management agreements described above, and under our 1997 Omnibus Stock Plan, under various scenarios involving a termination of employment and/or a change in control, and assuming that the event(s) occurred on August 25, 2007, the end of our most recent fiscal year. Stock option award agreements under our 1997 Omnibus Stock Plan provide that the vesting and exercisability of a participant’s option awards will be accelerated if the participant’s employment is terminated due to death or disability, or if a change in control of the Company (as defined above) occurs.

	Involuntary
	Termination		Change in	Change in
	Without Cause	Death or	Control (Single	Control (Double
Compensation Element	($)	Disability ($)	Trigger) ($)(1)	Trigger) ($)(2)

Severance(3)
Donald S. Mitchell	$370,162	—	—	$740,324
Benno G. Sand	$246,009	$246,009	—	$492,018
Patricia M. Hollister	$105,009	—	—	$420,034
John C. Ely	$107,509	—	—	$430,034
Lump Sum Bonus(4)
Donald S. Mitchell	—	—	—	$1,110,486
Benno G. Sand	—	—	—	$590,422
Patricia M. Hollister	—	—	—	$504,041
John C. Ely	—	—	—	$516,041
Accelerated Stock Options
Donald S. Mitchell	—	(5)	(5)	(5)
Benno G. Sand	—	(5)	(5)	(5)
Patricia M. Hollister	—	(5)	(5)	(5)
John C. Ely	—	(5)	(5)	(5)
Benefits and Perquisites(6)
Donald S. Mitchell	—	—	—	59,750
Benno G. Sand	—	—	—	59,750
Patricia M. Hollister	—	—	—	59,300
John C. Ely	—	—	—	59,450
Excise Tax Gross-Up(7)
Donald S. Mitchell	—	—	—	$884,876
Benno G. Sand	—	—	—	$515,024
Patricia M. Hollister	—	—	—	$441,317
John C. Ely	—	—	—	$448,016
Total
Donald S. Mitchell	$370,162	—	(5)	$2,795,436
Benno G. Sand	$246,009	$246,009	(5)	$1,657,214
Patricia M. Hollister	$105,009	—	(5)	$1,424,692
John C. Ely	$107,509	—	(5)	$1,453,541

(1)	There is a change in control but the individual continues in his job.

(2)	There is a change in control and within two years of the change in control the executive either (i) is terminated by the Company without cause or (ii) terminates his employment under circumstances that constitute a “constructive involuntary termination” as described above.

(3)	The amount shown for each of Mr. Mitchell and Mr. Sand is equal to one year’s base salary. With respect to Ms. Hollister and Mr. Ely, this amount is equal to 50% of one year’s base salary, which is the current severance policy in place for officers and certain other senior management of the Company. Any additional severance amounts for Ms. Hollister or Mr. Ely would be at the discretion of the board. However, with respect to each such officer, if the termination occurs within two years of a change of control, the amount would be two times the highest annual rate of base salary in effect since one year prior to the change in control.

(4)	Each amount shown is equal to two times the annual payment at “target” level under the Company’s then current annual cash incentive plan, plus a pro rata portion of such annual payment at “target” level corresponding to the portion of the then current fiscal year during which the executive was employed. Under the assumption that termination occurred as of the last day of the fiscal year, the pro rata portion effectively increases the total estimated payment to three times the annual payment at target level.

(5)	Because the exercise price of all outstanding stock options was greater than the closing price of our common stock on August 24, 2007, the last trading day of the fiscal year, there was no intrinsic value as of that date in any of the stock option awards that would be accelerated as a result of any of these events. No value is shown in the “Change of Control (Double Trigger)” column because by operation of the applicable plan, any value would have already been realized upon the occurrence of the change in control.

(6)	Each amount shown is equal to a lump sum payment to be received in lieu of health and welfare benefits, outplacement services and perquisites.

(7)	Each amount shown represents the amount of a payment to be received by the executive sufficient to cause him to retain, after taxes, an amount equal to the excise tax imposed by Section 4999 of the Internal Revenue Code on any “excess parachute payment” received by the executive.

Equity Compensation Plan Information

The following table provides information as of August 25, 2007 for our compensation plans under which equity securities may be issued:

(c)
Number of Securities
	(a)		(b)	Remaining Available for
	Number of Securities		Weighted-Average	Future Issuance Under Equity
	to be Issued Upon		Exercise Price	Compensation Plans
	Exercise of Outstanding		of Outstanding Options,	(Excluding Securities
Plan Category	Options, Warrants and Rights		Warrants and Rights	Reflected in Column (a)(2)

Equity compensation plans approved by security holders	3,577,608	(1)	$7.19	118,381
Equity compensation plans not approved by security holders	—		—	—
Total	3,577,608		$7.19	118,381

(1)	Represents shares of common stock subject to issued but unexercised options under our 1997 Omnibus Stock Plan. Effective January 2007, no more options or other awards were issuable under the 1997 Omnibus Stock Plan.

(2)	Represents shares of common stock available for issuance under our Employees Stock Purchase Plan.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Messrs. Bernards and Glarner. Neither Mr. Bernards nor Mr. Glarner was at any time during our 2007 fiscal year an officer or employee of FSI or was formerly an officer of FSI. In the 2007 fiscal year, no member of the Compensation Committee engaged in any reportable transactions with related persons, promoters or control persons.

None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board of directors.

PROPOSAL TO ADOPT THE FSI 2008 OMNIBUS STOCK PLAN
(Proposal 2)

The 2008 Omnibus Stock Plan of FSI

On November 7, 2007, our Board of Directors, acting upon the recommendation of our Compensation Committee, authorized the adoption of the 2008 Omnibus Stock Plan of FSI (the “2008 Omnibus Plan”), a copy of which is attached as Appendix A to this proxy statement. The board also directed the company to submit the 2008 Omnibus Plan to our shareholders for approval at the Annual Meeting. If the shareholders approve the 2008 Omnibus Plan, it will be effective January 16, 2008.

Our current incentive stock plan, the 1997 Omnibus Stock Plan (the “1997 Omnibus Plan), terminated by its terms with respect to the grant of any awards thereunder, in January 2007. As of November 19, 2007, there were 3,483,868 shares subject to issued but unexercised options under the 1997 Omnibus Plan.

Our board has reserved an aggregate of 1,000,000 shares for issuance under the 2008 Omnibus Plan, representing approximately 3.3% of our shares outstanding as of November 19, 2007.

Our Compensation Committee and the board of directors continue to believe that stock-based compensation programs are a key element in achieving our continued financial and operational success.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE APPPROVAL OF THE 2008 OMNIBUS PLAN

(This space has been left blank intentionally.)

If approved by our shareholders at the Annual Meeting, we intend to file a registration statement with the Securities and Exchange Commission covering the shares issuable our 2008 Omnibus Plan.

The following is a summary of the 2008 Omnibus Plan. This summary is qualified in its entirety by reference to the complete 2008 Omnibus Plan attached to this proxy as Appendix A.

Purpose

The purpose of the 2008 Omnibus Plan is to promote our interests and the interests of our shareholders by providing key personnel, including non-employee directors, with an opportunity to acquire a proprietary interest in us, to compensate key personnel and non-employee directors for their contributions and to aid in attracting and retaining key personnel and non-employee directors. The plan provides for the granting of both incentive and non-statutory stock options but options granted under the 2008 Omnibus Plan to non-employee directors may only be non-statutory stock options that do not meet the requirements of Section 422 of the Internal Revenue Code.

Administration

The 2008 Omnibus Plan will be periodically reviewed by the Compensation Committee. The Compensation Committee has the authority to adopt, revise and waive rules relating to the 2008 Omnibus Plan and to determine the timing and identity of participants, the amount of awards and any other terms and conditions of awards, as consistent with the plan. The Compensation Committee may also amend the terms of the agreements evidencing awards. The Compensation Committee may delegate its responsibilities under the 2008 Omnibus Plan to members of our management or to others with respect to the selection and grants of awards to our employees who are not deemed to be officers, directors or ten percent shareholders under applicable federal securities laws. Notwithstanding the foregoing, our board of directors has the exclusive power to administer any awards granted to non-employee directors. Certain grants of options and the amount and nature of the awards to be granted to non-employee directors are automatic. Because the 2008 Omnibus Plan has two basic components, options for non-employee directors and discretionary options for employees and consultants, the terms of which are substantially different, these two separate components of the 2008 Omnibus Plan are described separately below.

Awards to Employees and Consultants

Eligibility and Number of Shares

All of our employees and the employees of our affiliates, including our subsidiaries and any joint venture entity in which we directly or indirectly own an equity interest of 20% or more, are eligible to receive awards under the 2008 Omnibus Plan at the discretion of the Compensation Committee. Non-statutory stock options under the 2008 Omnibus Plan also may be awarded by the Compensation Committee to individuals who are not employees but who provide services to FSI or our affiliates as advisors, directors or consultants. We and our subsidiaries had an aggregate of approximately 429 employees as of August 25, 2007.

The 2008 Omnibus Plan provides that all awards are subject to agreements containing the terms and conditions of the awards, including conditions relating to vesting, exercisability, lapsing of restrictions or payments tied to performance measures. Such agreements will be entered into by the recipients of the awards and us on or after the time the awards are granted and are subject to amendment to the extent permitted by law, including unilateral amendment by us unless such amendments are determined by the Compensation Committee to be materially adverse to the participant. Except in the case of certain adjustments for changes in our capitalization, in no event may an option or stock appreciation right be amended to decrease its exercise price per share or be cancelled in connection with the grant of a new option or stock appreciation right with a lower exercise price. Any shares of our common stock that are subject to awards under the 2008 Omnibus Plan, but which are not used because the terms and conditions of the awards are not met, may be reallocated as though they had not previously been awarded unless such shares were used to calculate the value of stock appreciation rights which have already been exercised.

The number of shares that may be granted under the 2008 Omnibus Plan may not exceed 1,000,000, of which not more than 200,000 may be the subject of awards other than options and stock appreciation rights, subject to adjustment as provided in the plan.

Types of Awards

The types of awards that may be granted under the 2008 Omnibus Plan include restricted and unrestricted stock, incentive and non-statutory stock options, stock appreciation rights, performance units and other stock-based awards. Subject to the restrictions described in this proxy statement with respect to incentive stock options, such awards are exercisable by the participants at such times as determined by the Compensation Committee. Except as noted below, only the recipient of an award (or that person’s successor as defined in the plan) may exercise an option or stock appreciation right, or receive payment with respect to performance units or any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a successor upon the participant’s death or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order. However, the Compensation Committee may provide that an award (other than incentive stock options) may be transferable to members of the participant’s immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the participant does not receive any consideration for the transfer. Generally, any award granted under the 2008 Omnibus Plan may not become fully exercisable until three years from its grant date, except for awards subject to performance measures and certain other exceptions as further described in the plan.

Options, stock appreciation rights, restricted stock and other awards may be granted under the 2008 Omnibus Plan to employees of entities acquired by us in substitution for, or in connection with the assumption of, awards previously granted to them by the acquired entity.

In addition to the general characteristics of all of the awards described in this proxy statement, the basic characteristics of each type of award that may be granted to an employee (and in some cases, a consultant, director or other advisor) under the 2008 Omnibus Plan are as follows:

Restricted and Unrestricted Stock and Other Stock-Based Awards

The Compensation Committee is authorized to grant, either alone or in conjunction with other awards, stock and stock-based awards. The Compensation Committee shall determine the persons to whom such awards are made, the timing and amount of such awards and all other terms and conditions. Our common stock granted to participants may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Compensation Committee may determine. Unless forfeited, the recipient of restricted common stock will have all other rights of a shareholder, including without limitation, voting and dividend rights. The 2008 Omnibus Plan provides that no more than 25,000 shares subject to restricted stock awards may be granted to any one participant in a calendar year.

Incentive and Non-statutory Stock Options

Both incentive stock options and non-statutory stock options may be granted to participants at such exercise prices as the Compensation Committee may determine, but which may not be less than 100 percent of the fair market value (as defined in the 2008 Omnibus Plan) of the underlying stock as of the date the option is granted. Stock options may be granted and exercised at such times as the Compensation Committee may determine, except that unless applicable federal tax laws are modified, (i) no incentive stock options may be granted more than ten years after the effective date of the 2008 Omnibus Plan, (ii) an incentive stock option shall not be exercisable more than ten years after the date of grant, (iii) the aggregate fair market value of the shares of our common stock with respect to which incentive stock options held by an employee under the 2008 Omnibus Plan and any of our (or our affiliates’) other option plans may first become exercisable in any calendar year may not exceed $100,000 and (iv) an incentive stock option will not be exercisable more than one year from a termination of employment due to death or disability or more than three months upon termination of employment for any other reason. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns ten percent or more of our outstanding shares. A maximum of 100,000 shares subject to options may be granted to any single participant in a calendar year.

The purchase price for stock purchased upon the exercise of the options may be payable in cash, by the withholding of stock otherwise issuable having a fair market value on the date the option is exercised equal to the option price of the stock being purchased, delivery of stock already owned by the participant or in a combination of cash and stock, as determined by the Compensation Committee. The Compensation Committee may permit optionees to simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

Stock Appreciation Rights and Performance Units

The value of a stock appreciation right granted to a participant is determined by the appreciation in our common stock, subject to any limitations upon the amount or percentage of total appreciation that the Compensation Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Compensation Committee must be at least 100 percent of the fair market value of the specified number of shares of our common stock to which the right relates determined as of the date the stock appreciation right is granted. A maximum of 100,000 shares subject to stock appreciation rights may be granted to any single participant in a calendar year.

Performance units entitle the participant to payment in amounts determined by the Compensation Committee based upon the achievement of specified performance measures during a specified term. The Compensation Committee determines whether any such performance measures have been met. Under the 2008 Omnibus Plan, any award subject to a performance measure must not have a performance cycle shorter than one year, with certain exceptions as described in the plan.

Payments with respect to stock appreciation rights and performance units may be paid in cash, shares of our common stock or a combination of cash and shares as determined by the Compensation Committee. No participant may receive awards of performance units relating to more than 25,000 shares in any year under this plan.

Termination of Employment, Fundamental Changes, and Forfeiture

Upon termination of a participant’s employment due to death or disability, any options or stock appreciation rights not expired or otherwise terminated become exercisable in full for a period of one year, unless the participant was not continuously employed by us or one of our affiliates from the date of grant until termination of employment, or three months prior to termination of employment in the case of a participant’s death. If a participant’s employment terminates for any reason other than death, disability or cause (as discussed below), any currently outstanding option or stock appreciation right will remain exercisable, but only to the extent it may be exercised, for a period of three months following the participant’s termination of employment, unless provided otherwise in the agreement. However, in no event will an option or stock appreciation right be exercisable subsequent to its scheduled expiration date as set forth in the applicable award agreement.

Upon termination of a participant’s employment due to death or disability during a performance cycle or as otherwise provided by the Compensation Committee or award agreement, a participant eligible for performance units is entitled to receive a pro rata payment with respect to such performance units to the extent any performance measures were satisfied. The pro rata payment with respect to the performance units is based on the amount of time the participant was employed during the performance cycle. Upon a termination of a participant’s employment due to death or disability or as otherwise provided by the Compensation Committee or award agreement, a participant is entitled to have restricted stock vest on a pro rata basis, based on the amount of time the participant was employed by us during the scheduled vesting period.

If an employee is terminated for cause (as defined in the 2008 Omnibus Plan) all awards granted to such employee terminate immediately.

The Compensation Committee may provide for the lapse of restrictions on restricted stock, stock appreciation rights and other awards or acceleration of the term with respect to which the achievement of performance targets for performance units is determined upon: (i) the occurrence of an Event (as defined in the plan); (ii) other fundamental changes in our corporate structure; or (iii) such other events as the Compensation Committee may determine. The 2008 Omnibus Plan provides that the Compensation Committee may declare each outstanding option or stock appreciation right, whether or not exercisable, cancelled upon a fundamental change in exchange for a cash payment. Upon this declaration, any options and stock appreciation rights not currently exercisable become fully vested.

Unless the applicable agreement states otherwise, the Compensation Committee may cancel, rescind, suspend or otherwise limit or restrict any unexpired, unvested, unpaid or deferred awards upon the occurrence of any of the following: (i) a participant’s unauthorized competition with us or any of our affiliates; (ii) the unauthorized disclosure by the participant of any of our or our affiliates’ material proprietary or confidential information; (iii) a participant’s termination of employment for cause; and (iv) any other conduct that the Compensation Committee determines to be detrimental to us or any of our affiliates. Further, if a participant engages in any such conduct within a twelve-month period before or after termination of employment, the Compensation Committee may rescind the exercise of an award by the participant, requiring the participant to forfeit any cash and/or shares received in connection with the rescinded transaction.

Adjustments, Modifications, Termination

The 2008 Omnibus Plan gives the Compensation Committee discretion to amend the terms and conditions of any outstanding award agreement; however, no modifications may be made which materially and adversely affect any right acquired by a participant unless otherwise agreed to by the affected participant. Except in the case of certain adjustments for changes in our capitalization, in no event may an option or stock appreciation right be amended to decrease its exercise price per share or be cancelled in connection with the grant of a new option or stock appreciation right with a lower exercise price. Further, our by-laws currently provide that neither the board nor a board committee may reprice options already issued and outstanding without prior approval of our shareholders. Otherwise, our board of directors may, at any time, terminate, suspend or modify the 2008 Omnibus Plan, except that amendments to the plan will be submitted to our shareholders for approval if the rules of The Nasdaq Stock Market, Inc. or applicable laws or regulations require shareholder approval of such amendment.

Non-Employee Director Options

Agreements

The 2008 Omnibus Plan provides that all options granted under the plan be subject to agreements governing the terms and conditions of the awards. Such agreements will be entered into by the non-employee directors and us on or after the time the options are granted. Any shares of common stock subject to an option under the 2008 Omnibus Plan that are not used because the terms and conditions of the option are not met may be reallocated under the plan as though they had not previously been awarded.

Types of Awards

Two types of options are automatically granted under the terms of the 2008 Omnibus Plan: initial non-employee director options and annual non-employee director options.

Initial Non-Employee Director Options

Each non-employee director first elected or appointed to the board on or after our January 2008 Annual Meeting is entitled to receive a single option grant, on the date such director first becomes a director, to purchase 20,000 shares of our common stock.

Subject to the prior expiration of an initial non-employee director option as described below, these options vest and become exercisable six months after the date of grant. Upon the occurrence of an Event (as defined in the 2008 Omnibus Plan) or the death of a non-employee director, certain initial non-employee director options held by such individual or his or her legal representative that were not previously exercisable shall become immediately exercisable in full.

Annual Non-Employee Directors Options

For each Annual Meeting of Shareholders during the term of the 2008 Omnibus Plan, beginning with our January 2008 Annual Meeting, each individual serving as our non-employee director immediately following such annual meeting shall be granted, by virtue of serving as our non-employee director, a non-statutory stock option to purchase 7,500 shares of our common stock. Such annual non-employee directors’ options shall be deemed to be granted to each non-employee director immediately after such annual meeting and shall be granted regardless of whether or not such non-employee director previously received, or simultaneously receives, an initial non-employee director option. Initial non-employee director options and annual non-employee director options together are hereinafter sometimes referred to as “non-employee director options.”

Annual non-employee director options shall vest and become exercisable on the January 1st following the date of grant. Each such option, to the extent exercisable, shall be exercisable in whole or in part.

Upon the occurrence of an Event or the death of a non-employee director, grants of annual non-employee director options held by such individual or his or her legal representative that were not previously exercisable shall become immediately exercisable in full.

Termination of Non-Employee Director Options

Each non-employee director option granted pursuant to the 2008 Omnibus Plan and all rights to purchase common stock thereunder shall terminate on the earliest of:

(i) ten years after the date such option is granted;

(ii)	the expiration of the period specified in the agreement after the death or permanent disability of a non-employee director;

(iii)	the date, if any, fixed for cancellation pursuant to the 2008 Omnibus Plan (e.g., in the event of a dissolution, liquidation or merger, etc.); or

(iv)	90 days after the date the non-employee director ceases to be our director; provided, however, that the option shall be exercisable during this 90-day period only to the extent that the option was exercisable as of the date the person ceases to be a non-employee director, unless the cessation results from the director’s death or permanent disability. Notwithstanding the preceding sentence, if a non-employee director who resigns or whose term expires then becomes our consultant or employee within 90 days of such resignation or term expiration, the non-employee director options of such person shall continue in full force and effect.

In no event shall such option be exercisable at any time after its original expiration date. When an option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

Purchase Price and Exercise of Non-Employee Director Options

All non-employee director options granted pursuant to the 2008 Omnibus Plan are non-statutory stock options and the price per share of common stock subject to a non-employee director option is 100 percent of the fair market value of our common stock on the date of grant as defined in the 2008 Omnibus Plan.

A non-employee director option may be exercised in whole or in part by delivery of a written notice of exercise accompanied by payment in full of the exercise price in cash, in shares of previously acquired common stock having a fair market value at the time of exercise equal to the exercise price or a combination thereof.

During the lifetime of a non-employee director, only the non-employee director or his or her guardian or legal representative may exercise the option. An option may be assignable or transferable by the non-employee director to the extent authorized by the Compensation Committee. An option may be exercised after the death or permanent disability of the non-employee director by such individual’s successors, but only within the period specified in the agreement relating to such non-employee director options.

Other Awards

The Compensation Committee, in its discretion, may grant options or other awards to a non-employee director, but only in substitution for non-employee director options held by that director.

Adjustments, Modifications, Termination

The Compensation Committee may provide for the accelerated exercisability of non-employee director options in the event of a fundamental change of FSI, or other changes in our corporate structure, or such other events as the Compensation Committee may determine. The Compensation Committee may also provide that certain awards may be exercised in certain events after the termination of services of the non-employee director or the death of the recipient.

In addition, the termination of a non-employee director’s award may be delayed in the event that the non-employee director enters into a consulting or other advisory role with us which may, in some cases, involve entering into a non-compete agreement with us.

Federal Tax Considerations

We have been advised by our counsel that awards made under the 2008 Omnibus Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws:

Restricted and Unrestricted Stock

Unless the participant files an election to be taxed under Section 83(b) of the Internal Revenue Code, (a) the participant will not realize income upon the grant of restricted stock, (b) the participant will realize ordinary income, and we will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Internal Revenue Code, the tax consequences to the participant and us will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

With respect to awards of unrestricted stock, (a) the participant will realize ordinary income and we will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

When the participant disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

Incentive Stock Options

No taxable income to a participant will be realized, and we will not be entitled to any related deduction, at the time any incentive stock option is granted under the 2008 Omnibus Plan. If certain statutory employment and holding period conditions are satisfied before the participant disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and we will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the statutory holding periods.

Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods (a “disqualifying disposition”), such participant will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation will constitute capital gain and any loss realized on the disposition will constitute capital loss. If the participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the participant will be treated as having made a disqualifying disposition of such shares, and the tax consequences of such disqualifying disposition will be as described above.

The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

Non-statutory Stock Options

A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time any non-statutory stock option is granted under the 2008 Omnibus Plan. At the time shares are transferred to the participant pursuant to the exercise of a non-statutory stock option, the participant will realize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss.

Stock Appreciation Rights and Performance Units

Generally (a) the participant will not realize income upon the grant of a stock appreciation right or performance unit award, (b) the participant will realize ordinary income, and we will be entitled to a corresponding deduction, in the year cash, shares of common stock or a combination of cash and shares are delivered to the participant upon exercise of a stock appreciation right or in payment of the performance unit award and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date they are received. The federal income tax consequences of a disposition of unrestricted shares received by the participant upon exercise of a stock appreciation right or in payment of a performance unit award are the same as described above with respect to a disposition of unrestricted shares.

Withholding

The 2008 Omnibus Plan permits us to withhold from cash awards, and to require a participant receiving common stock under the 2008 Omnibus Plan to pay us in cash, an amount sufficient to cover the minimum statutory withholding taxes. In lieu of cash, the Compensation Committee may permit a participant to cover withholding obligations through a reduction in the number of shares delivered to such participant or a surrender to us of shares currently owned by the participant.

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PROPOSAL TO AMEND THE FSI EMPLOYEES STOCK PURCHASE PLAN
(Proposal 3)

Our board of directors recently approved an amendment to our Employees Stock Purchase Plan, as amended, increasing the number of shares reserved for issuance under the plan by 500,000 shares. The board took this action to enable us to continue to offer our employees the opportunity to realize stock appreciation and facilitate stock ownership in FSI. Our shareholders are being asked to approve this amendment at the meeting.

If approved by our shareholders at the Annual Meeting, we intend to file a registration statement with the Securities and Exchange Commission covering the shares issuable under our Employees Stock Purchase Plan.

Purpose

The purpose of the Employees Stock Purchase Plan is to permit eligible employees (including officers) to purchase our common stock through payroll deductions at a specified percentage of our common stock’s fair market value. The plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended.

Adoption of the Stock Plan and Prior Amendments

In 1990, we adopted the Employees Stock Purchase Plan and reserved 200,000 shares of common stock for issuance thereunder. Pursuant to amendments previously approved by our shareholders, the number of shares of common stock available for distribution has been increased to 2,800,000.

Administration

The Employees Stock Purchase Plan is periodically reviewed by the Compensation Committee of the board (acting as the “Stock Plan Committee”). No person may participate in the Employees Stock Purchase Plan while serving as a member of the Stock Plan Committee. Subject to the express provisions of the plan, the Compensation Committee, by majority action, is authorized to interpret, prescribe, amend and rescind rules relating to the Employees Stock Purchase Plan, and to make all other determinations necessary or advisable for administration of the plan.

Eligibility and Number of Shares

As of November 19, 2007, the total number of shares of our common stock available for distribution under the Employees Stock Purchase Plan was 118,381, subject to appropriate adjustments by the Stock Plan Committee in the event of certain changes in the outstanding shares of common stock by reason of a stock dividend, stock split, combination, recapitalization or reclassification. If this proposed amendment is approved by our shareholders at the Annual Meeting, an additional 500,000 shares of common stock will be available for distribution under the plan (subject to adjustments as described above). Shares delivered pursuant to the plan shall be newly issued shares of our common stock.

Any of our employees or the employees of our designated subsidiaries (including officers and any directors who are also employees) is eligible to participate in the Employees Stock Purchase Plan so long as such employee was employed on the fifteenth day of the month immediately preceding the first day of a stock purchase period (January 1st or July 1st) under the plan.

No eligible employee may be granted the right to purchase common stock under, or otherwise participate in, the Employees Stock Purchase Plan if after the purchase such employee would own (or have the right to purchase) our stock possessing five percent or more of the total combined voting power or value of all of our classes of stock.

As of November 19, 2007, approximately 400 employees were eligible to participate in the Employees Stock Purchase Plan.

Participation

An eligible employee who elects to participate in the Employees Stock Purchase Plan may contribute funds for the purchase of common stock under the plan by electing to direct his or her employer to withhold from one to ten percent of that employee’s “base earnings” (as defined in the plan).

A participant may elect to reduce (but not increase) the rate of withholding or to make no further deductions as set forth in greater detail in the Employees Stock Purchase Plan. Amounts withheld are held by the participant’s employer until the end of the applicable stock purchase period (January 1 to June 30 and July 1 to December 31) and are automatically applied to purchase our common stock unless the participant elects in writing to receive a refund pursuant to rules adopted by the Stock Plan Committee and as set forth in the plan.

Purchase of Stock

Amounts withheld, which are not otherwise refunded, from a participant in the Employees Stock Purchase Plan are used to purchase our common stock as of the last business day of the stock purchase period at a price equal to 85 percent of the lesser of the fair market value (as defined in the plan) of a share of common stock on either the first or last business day of the stock purchase period. All amounts so withheld are used to purchase the largest number of shares, including fractional shares, of common stock purchasable with such amount, unless the participant has properly notified the Stock Plan Committee in advance that he or she elects to have less than the entire amount contributed by such participant used to purchase shares in the plan or to receive the entire amount in cash.

As soon as practicable after the close of the stock purchase period, we are required to issue to an agent on behalf of all participants in the Employees Stock Purchase Plan a single certificate representing the respective shares of common stock purchased under the plan, at which time participants shall have privileges as shareholders with respect to such shares.

No participant in the Employees Stock Purchase Plan may purchase common stock under the plan and all of our other employee stock purchase plans and any subsidiaries at a rate in excess of $25,000 of the fair market value of such stock (determined at the time the option to purchase stock is granted) for the calendar year in which any such option to purchase stock granted to such participant is outstanding at any time.

Death, Disability, Retirement or Other Termination of Employment

No shares of common stock may be purchased by a participant with respect to a stock purchase period if the participant’s employment terminates more than three months prior to the end of such stock purchase period. Any amount withheld from or otherwise contributed by such a participant during the stock purchase period is repaid to the participant with interest due, if any. If a participant dies at any time during a stock purchase period, any amount withheld from or otherwise contributed by such a participant is repaid to the participant’s personal beneficiary with interest due, if any.

Rights Not Transferable

The rights of a participant in the Employees Stock Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the plan is assumable, transferable or subject to any lien, directly or indirectly, by operation of law or otherwise.

Amendment or Modification

Our board of directors may at any time terminate, amend or modify the Employees Stock Purchase Plan, provided that approval by our shareholders is required to (i) increase the total amount of common stock awarded under the plan (except for adjustments in the outstanding shares of common stock by reason of a stock dividend or split, combination, recapitalization or reclassification), (ii) change the class of employees eligible to participate in the plan, (iii) withdraw the administration of the plan from the Stock Plan Committee, (iv) permit any member of the Stock Plan Committee to be eligible to participate in the plan or (v) extend the duration of the plan.

Federal Tax Considerations

Payroll deductions under the Employees Stock Purchase Plan are made after taxes. Participants do not recognize any additional income as a result of participation in the Employees Stock Purchase Plan until the disposal of shares of common stock acquired under the plan or the death of the participant. Participants who hold their shares of common stock for more than eighteen months or die while holding their shares of common stock will recognize ordinary income in the year of disposition or death equal to the lesser of: (a) the excess of the fair market value of the shares of common stock on the date of disposition or death over the purchase price paid by the participant; or (b) 15% of the fair market value of the shares of common stock on the first day of the purchase period as of which the shares were purchased. If the eighteen month holding period has been satisfied when the participant sells the shares of common stock or if the participant dies while holding the shares of common stock, we will not be entitled to any deduction in connection with the disposition of such shares by the participant.

Participants who dispose of their shares of common stock within eighteen months after the shares of common stock were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of common stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, we generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

Participants will have a basis in their shares of common stock equal to the purchase price of their shares of common stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of common stock, as explained above. Any additional gain or loss realized on the disposition of shares of common stock acquired under the Employees Stock Purchase Plan will be capital gain or loss.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF
THE AMENDMENT TO OUR EMPLOYEES STOCK PURCHASE PLAN

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RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
(Proposal 4)

Our Audit and Finance Committee has selected KPMG LLP as our registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending August 30, 2008 and recommends that the shareholders ratify such selection. Shareholder ratification of the selection of KPMG LLP as our registered public accounting firm is not required by our Articles of Incorporation or otherwise. However, our board is submitting the selection of KPMG LLP as our registered public accounting firm to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, our Audit and Finance Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit and Finance Committee in its discretion may direct the appointment of different independent auditors at any time during the year if our Audit and Finance Committee determines that such a change would be in our and our shareholders best interests. Representatives of KPMG LLP will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

KPMG LLP has audited the Company’s consolidated financial statements since fiscal 1984.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF
THE APPOINTMENT OF KPMG LLP AS OUR REGISTERED PUPLIC ACCOUNTING FIRM

SHAREHOLDER PROPOSALS AND OTHER MATTERS

Shareholder proposals intended to be considered at the Annual Meeting of Shareholders for the fiscal year ended August 30, 2008 and desired to be included in the proxy statement for the meeting must be received by us no later than August 15, 2008 and comply with certain rules and regulations promulgated by the Securities and Exchange Commission. A shareholder who may be interested in submitting such a proposal is advised to contact legal counsel familiar with the detailed requirements of the applicable rules and regulations. Under our by-laws, if a shareholder intends to propose an item of business to be presented at next year’s Annual Meeting of Shareholders, that shareholder is required to give notice of the proposal to us and such notice must be received by us at our principal executive office no later than 90 days before the first anniversary of this year’s meeting date, unless next year’s meeting is more than 30 days before or after such anniversary, in which case notice must be received not less than 90 days in advance or, if later, within ten days of the first public announcement of the meeting date. The proposals also must comply with all applicable statutes and regulations.

ANNUAL REPORTS

Our annual report to shareholders for fiscal 2007, which report includes our Annual Report on Form 10-K for the fiscal year ended August 25, 2007, is available online at http://library.corporate-ir.net/library/67/67168/2007ProxyAR.pdf or at www.investorEconnect.com and will be sent to any shareholder, without charge, upon written request. Except as expressly provided in our Annual Report on Form 10-K, our annual report to shareholders is not to be deemed a part of the proxy solicitation material and is not incorporated herein by reference.

By Order of the Board of Directors

Benno G. Sand
Executive Vice President, Business Development
Investor Relations and Secretary

APPENDIX A

FSI International, Inc.

2008 Omnibus Stock Plan of FSI International, Inc.

1.	Purpose. The purpose of the 2008 Omnibus Stock Plan of FSI International, Inc. (the “Plan”) is to promote the interests of FSI International, Inc. (the “Company”) and its shareholders by providing key personnel of the Company and its Affiliates with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of corporate performance and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its Affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The Plan is also intended to provide Non-Employee Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Non-Employee Directors for their contribution to the Company and to aid in attracting and retaining Non-Employee Directors.

2.  Definitions.

2.1 The capitalized terms used elsewhere in the Plan have the meanings set forth below.

(a)	“Affiliate” means any corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Code Sections 424(e) and (f), or any successor provisions, and, for purposes other than the grant of Incentive Stock Options, any joint venture entity in which the Company or any such “parent corporation” or “subsidiary corporation” owns an equity interest of 20% or more.

(b)	“Agreement” means any written or electronic agreement, instrument or document evidencing the grant of an Award in such form as has been approved by the Committee, including all amendments thereto.

(c)	“Award” means a grant made under the Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units, Stock or any other stock-based award.

(d) “Board” means the Board of Directors of the Company.

(e)	“Cause” shall have the meaning ascribed to it in any employment, management, separation or similar written agreement between a Participant and the Company or any of its Affiliates, or in the absence of any such agreement or any such defined term in such agreement, shall mean (i) the Participant’s material breach of any confidentiality, non-disclosure, non-solicitation, non-competition, invention assignment or similar agreement with the Company or any Affiliate; (ii) an act or acts of dishonesty undertaken by the Participant resulting in gain or personal enrichment of the Participant at the expense of the Company; (iii) persistent failure by the Participant to perform the duties of the Participant ’s employment, which failure is demonstrably deliberate on the part of the Participant and constitutes gross neglect of duties by the Participant; (iv) any failure by the Participant to materially conform to the Company’s Code of Business Conduct and Ethics; or (v) the indictment or conviction of the Participant for a felony if the act or acts constituting the felony are substantially detrimental to the Company or its reputation.

(f)	“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute, and the regulations promulgated thereunder.

(g)	“Committee” means two or more Non-Employee Directors designated by the Board to administer the Plan under Plan Section 3.1, each member of which shall be (i) an independent director within the meaning of Rule 4200(15) of the Nasdaq Marketplace Rules, (ii) considered a non-employee director within the meaning of Exchange Act Rule 16b-3, and (iii) an outside director for purposes of Code Section 162(m).

(h)	“Company” means FSI International, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

(i)	“Disability” means the disability of a Participant such that the Participant is considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or as otherwise determined by the Committee.

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(j)	“Employee” means an employee (including an officer or director who is also an employee) of the Company or an Affiliate.

(k)	“Event” means one of the following:

(1)	Less than a majority of the Board shall consist of members of the Incumbent Board, where “Incumbent Board” is defined to mean individuals who are members of the Board as of the effective date of this Plan, individuals whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board or any individual elected or appointed by the Board to fill a vacancy on the Board caused by death or resignation (but not removal) or to fill a newly created directorship, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Rule 14a-11 of the Exchange Act.

(2)	30% or more of (1) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”) or (2) the then outstanding Shares of Stock (“Outstanding Company Common Stock”) is acquired or beneficially owned (as defined in Rule 13d-3 under the Exchange Act, or any successor rule thereto) by any individual, entity or group (within the meaning of Section 13d(3) or 14(d)(2) of the Exchange Act), provided, however, that the following acquisitions and beneficial ownership shall not constitute an Event pursuant to this Section 2(k)(2):

(i)	any acquisition or beneficial ownership by the Company or a subsidiary of the Company, or

(ii)	any acquisition or beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries, or

(iii)	with respect to a recipient of an Award, any acquisition or beneficial ownership by that recipient or any group that includes that recipient; or

(iv)	any acquisition or beneficial ownership by any corporation (including without limitation an acquisition of the nature described in Section 2(k)(3) with respect to which, immediately following such acquisition, more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be.

(3)	The consummation of:

(i)	a merger or consolidation of the Company with or into another entity, other than (1) a merger or consolidation with a Subsidiary of the Company or (2) a merger or consolidation in which all or substantially all of the persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Voting Company Securities immediately prior to such merger or consolidation beneficially own, directly or indirectly, immediately after the merger or consolidation, more than 70% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from the merger or consolidation or its parent corporation, in substantially the same proportions as their ownership immediately prior to such merger or consolidation of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be;

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(ii)	an exchange, pursuant to a statutory exchange, of Outstanding Company Common Stock or Outstanding Company Voting Securities held by shareholders of the Company immediately prior to the exchange for cash, securities or other property, unless all or substantially all of the persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such statutory exchange beneficially own, directly or indirectly, immediately after the statutory exchange, more than 70% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities of the parent corporation of the Company entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to the statutory exchange, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be; or

(iii)	a sale or other disposition of all or substantially all of the assets of the Company (in one transaction or a series of transactions), other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be.

Notwithstanding the foregoing, no Event shall be deemed to occur with respect to a recipient of an Award if at least 30% of the common stock or the combined voting power of the voting securities (or voting equity interests) of the surviving corporation or its parent corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately following a merger, consolidation, statutory exchange or disposition of assets referred to in this Section 2(k)(3), by that recipient or a group of individuals and/or entities, including that recipient, acting in concert.

(4)	The shareholders of the Company approve a definitive agreement or plan to liquidate or dissolve the Company.

(l)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time or any successor statute.

(m)	“Fair Market Value” as of any date means, unless otherwise expressly provided in the Plan, the closing sale price of a Share on the Nasdaq Global Market (or such other national securities exchange as may at the time be the principal market for the Shares) on that date or, if no sale of the Company’s Shares occurred on that date, on the next preceding day on which a sale of Shares occurred. If the Shares are not then listed and traded upon the Nasdaq Global Market or other national securities exchange, Fair Market Value shall be what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

(n)	“Fundamental Change” means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

(o)	“Grant Date” means (i) the date on which the Committee approves the grant of an Award under the Plan, or (ii) such later date as may be specified by the Committee on the date the Committee approves the Award, or (iii) in the case of Non-Employee Director Options, the date specified in Plan Section 9.3.

(p)	“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

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(q)	“Insider” as of a particular date means any person who, as of that date, is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.

(r)	“Non-Employee Director” means a member of the Board who is not an Employee.

(s)	“Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

(t)	“Option” means a right to purchase a number of Shares at a specified price, including both Non-Statutory Stock Options and Incentive Stock Options.

(u)	“Participant” means a person to whom an Award is or has been made in accordance with the Plan.

(v)	“Performance-Based Compensation” means an Award to a “covered officer” (as defined in Section 162(m)(3) of the Code) that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Code.

(w)	“Performance Cycle” means the period of time as specified in an Agreement over which Performance Units or any other Awards subject to Performance Measures are to be earned.

(x)	“Performance Measures” means any measures of performance established by the Committee in connection with the grant of an Award. In the case of any such grant intended to constitute Performance-Based Compensation, the Performance Measures shall consist of one or a combination of two or more of the following performance-based metrics as approved by the Committee: [revenue; asset quality; non-performing assets; revenue growth; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; operating income; pre- or after-tax income; earnings per share; cash flow; cash flow per share; return on equity; return on invested capital; return on assets; return on operating assets; economic value added (or an equivalent metric); share price performance; total shareholder return; improvement in or attainment of expense levels or cost savings; or improvement in or attainment of working capital levels]. Any Performance Measure utilized may be expressed in absolute amounts, on a per share basis, as a growth rate or change from preceding periods, or as a comparison to the performance of specified companies or other external measures, and may relate to one or any combination of corporate, group, unit, division, Affiliate or individual performance.

(y)	“Performance Units” means the right to receive the Fair Market Value of one Share upon the achievement of specified levels of one or more Performance measures in accordance with an Award made pursuant to Plan Section 11.

(z)	“Plan” means this 2008 Omnibus Stock Plan of FSI International, Inc., as may be amended and in effect from time to time.

(aa)	“Restricted Stock” means Shares issued in accordance with an Award granted under Plan Section 7 so long as the retention and/or vesting of such Shares remains subject to conditions or restrictions.

(bb)	“Share” means a share of Stock.

(cc)	“Stock” means the common stock, no designated par value, of the Company.

(dd)	“Stock Appreciation Right” means a right, the value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Plan Section 10.

(ee)	“Subsidiary” means a “subsidiary corporation,” as that term is defined in Code Section 424(f) or any successor provision.

(ff)	“Successor” with respect to a Participant means the legal representative of an incompetent Participant, or if the Participant is deceased, means the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant’s death.

(gg)	“Transferee” means any “family member” (as defined by the general instructions to Form S-8 under the Securities Act of 1933) of the Participant.

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2.2	Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender will include, when used, the feminine gender and any term used in the singular will also include the plural.

3. Administration and Indemnification.

3.1 Administration.

(a)	The Committee will administer the Plan. The Committee has exclusive power to (i) make Awards, (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award (except as to the amount of the Initial Non-Employee Director Option and the Annual Non-Employee Director Option, as provided in Plan Section 9.3), and any other terms or conditions of each Award consistent with the Plan, (iii) prescribe and amend the terms of Agreements evidencing Awards, and (iv) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award will be subject to an Agreement authorized by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Notwithstanding the foregoing, the Board has the sole and exclusive power to administer the Plan with respect to Awards granted to Non-Employee Directors.

(b)	Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the tax, securities, foreign exchange, probate or other applicable provisions of the laws in other countries in which the Company or its Affiliates operate or have key employees or non-employee directors, the Committee, in its discretion, shall have the power and authority to (i) determine which (if any) Employees, Directors, and/or Consultants rendering services or employed outside the U.S. are eligible to participate in the Plan or to receive any type of award hereunder; (ii) determine which non-U.S.-based Affiliates or operations (e.g., branches, representative offices) participate in the Plan or any type of award hereunder; (iii) modify the terms and conditions of any awards made to such Employees, Directors, and/or Consultants, or with respect to such non-U.S.-based Affiliates or operations; and (iv) establish sub-plans, modify methods of exercise, modify payment restrictions on sale or transfer of shares and other terms and procedures to the extent deemed necessary or desirable by the Committee to comply with applicable laws of the non-U.S. jurisdiction.

(c)	Solely for purposes of determining and administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more persons who are not Non-Employee Directors.

(d)	To the extent within its discretion and subject to Plan Sections 15 and 16, the Committee may amend the terms and conditions of any outstanding Award.

(e)	It is the intent that the Plan and all Awards granted pursuant to it (i) will be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide, and (ii) will not provide for the deferral of compensation within the meaning of Section 409A of the Code. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(e), that provision to the extent possible will be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision will be deemed void, but only as applied to Insiders with respect to compliance with Exchange Act Rule 16b-3, to the extent permitted by law and in the manner deemed advisable by the Committee.

(f)	The Committee’s interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee will be final and binding on all parties with an interest therein. Consistent with its terms, the Committee has the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee has

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discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

3.2	Indemnification. Each person who is or has been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, will be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person gives the Company an opportunity, at the Company’s expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

4. Shares Available Under the Plan.

4.1	Total Shares. Subject to adjustment pursuant to Section 16, the number of Shares that may be granted under the Plan shall not exceed 1,000,000, of which not more than 200,000 Shares may be the subject of Awards other than Options and Stock Appreciation Rights.

4.2	Awards Forfeited or Expired. Any Shares subject to that portion of an Award which, for any reason, is forfeited or expires or terminates unexercised or unearned may again be used for future Awards.

4.3	Awards Settled in Cash. Any Shares subject to an Award settled in cash or other property in lieu of Shares may again be used for future Awards.

4.4	Computation of Shares Granted. For the purposes of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards payable in Shares where appropriate:

(a)	Each Award shall initially be deemed to involve the grant of the maximum number of Shares in which the particular Award is denominated.

(b)	If a Stock Appreciation Right has been exercised and settled in Shares, the gross number of Shares with respect to which such exercise occurred shall be deemed granted and may not again be the subject of Awards under the Plan.

(c)	To the extent an Award is paid or settled in some other security, it shall be deemed to have involved the grant of the number of Shares in which that portion of the Award was denominated.

(d)	Where the number of Shares available under the Award is variable on the Grant Date, the number of Shares granted shall be deemed, prior to the settlement of the Award, to be the maximum number of Shares that could be received under that particular Award.

(e)	Where two or more types of Awards (all of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, such joint Awards shall be deemed to involve the grant of the maximum number of Shares available under the largest single Award.

(f)	Shares tendered or withheld in payment of an Option exercise price or to satisfy any tax withholding obligation shall not be added to the total number of Shares available for grant under the Plan.

(g)	Shares that are repurchased by the Company with Option proceeds shall not be added to the total number of Shares available for grant under the Plan.

4.5	No Fractional Shares. No fractional Shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

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4.6	Maximum Award Shares. The maximum number of Shares that may be issued pursuant to Incentive Stock Options shall be 1,000,000, which limit will be subject to adjustment under Section 16 to the extent such adjustment is consistent with adjustments permitted of a plan authorizing the grant of incentive stock options under Code Section 422. The maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Options is 100,000 and the maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Stock Appreciation Rights is 100,000. The aggregate number of Shares subject to Restricted Stock Awards granted during any calendar year to any one Participant shall not exceed 25,000. The foregoing limits shall be subject to adjustment under Section 16, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as performance-based compensation under Code Section 162(m).

5.	Eligibility. Participation in the Plan will be limited to Employees and to individuals who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, advisor or director. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees and Awards to Non-Employee Directors are subject to the limits of Section 9.3(g). References herein to “employed,” “employment” or similar terms (except “Employee”) will include the providing of services in any capacity or as a director. Neither the transfer of employment of a Participant between any of the Company or its Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, nor any change in status from an Employee to a consultant of the Company will be deemed a termination of employment for purposes of the Plan.

6.	General Terms of Awards.

6.1	Amount and Conditions of Award. Each Award will be evidenced by an Agreement setting forth the number of Shares subject to the Award together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion, which may include conditions on vesting, exercisability, lapsing of restrictions or payment that are tied to Performance Measures.

6.2	Vesting and Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the period until the applicable Award is scheduled to expire, which shall not be more than ten years from the Grant Date, and any applicable Performance Cycle. The Committee may provide for such vesting conditions as it may determine, subject to the following limitations:

(1)	an Award that is not subject to the satisfaction of Performance Measures may not fully vest or become fully exercisable earlier than three years from the Grant Date; and

(2)	the Performance Cycle of a Performance Unit or other Award subject to Performance Measures may not be shorter than one year.

The limitations in clauses (1) and (2) above will not, however, apply in the following situations: (i) an Award made to attract a key executive to join the Company; (ii) upon an Event; (iii) termination of employment due to death or Disability; (iv) Restricted Stock issued in exchange for other compensation; (v) a substitute Award granted pursuant to Section 19; and (vi) Awards issued to Non-Employee Directors.

6.3	Transferability. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant’s Successor) may exercise an Option or Stock Appreciation Right, or receive payment with respect to Performance Units or any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Options, Stock Appreciation Rights or Performance Units or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a Successor in the event of a Participant’s death or, except in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder; any attempted transfer in violation of this Section 6.3 will be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant does not receive any consideration for the transfer. Any Award held by a Transferee will continue to be subject to

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the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death, Disability or termination of employment of a Participant, the references to “Participant” mean the original grantee of an Award and not any Transferee.

6.4	Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an Agreement, if a Participant’s employment with the Company and all of its Affiliates terminates, the following provisions will apply:

(a)	Options and Stock Appreciation Rights.

(1)	If a Participant’s employment terminates because of the Participant’s death, then any Option or Stock Appreciation Right that has not expired or been terminated will become exercisable in full if the Participant’s employment with the Company and its Affiliates has been continuous between the date the Option or Stock Appreciation Right was granted and a date not more than three months prior to such death, and may be exercised by the Participant’s Successor at any time, or from time to time, within one year after the date of the Participant’s death.

(2)	If a Participant’s employment terminates because of the Participant’s Disability, then any Option or Stock Appreciation Right that has not expired or been terminated will become exercisable in full if the Participant’s employment with the Company and its Affiliates has been continuous between the date the Option or Stock Appreciation Right was granted and the date of such employment termination, and the Participant or the Participant’s Successor may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant’s termination of employment.

(3)	If a Participant’s employment is terminated for Cause, all Awards to the Participant will terminate immediately upon such termination.

(4)	If a Participant’s employment terminates for any reason other than death, Disability or for Cause, then any Option or Stock Appreciation Right that has not expired or been terminated will, unless the Committee otherwise provides in the Agreement, remain exercisable for three months after the Participant’s employment terminates, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such employment termination; provided, however, that if the Participant is a Non-Employee Director, the Option or Stock Appreciation Right will remain exercisable until the scheduled expiration date of such Award after such Non-Employee Director ceases to be a director of the Company, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Non-Employee Director ceasing to be a director.

(5)	Notwithstanding the foregoing Plan Sections 6.4(a)(1), (2), (3) and (4), in no event will an Option or a Stock Appreciation Right be exercisable after the scheduled expiration date of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in Plan Sections 6.4 (1), (2), (3) and (4) except as otherwise provided by the Committee in the Agreement, will terminate as of the end of the periods described in such Sections.

(b)	Performance Units. If a Participant’s employment with the Company and all of its Affiliates terminates during a Performance Cycle because of the Participant’s death or Disability, or under other circumstances provided by the Committee in its discretion in the Agreement or otherwise, the Participant, unless the Committee will otherwise provide in the Agreement, will be entitled to a payment with respect to Performance Units at the end of the Performance Cycle based upon the extent to which achievement of Performance Measures was satisfied at the end of the Performance Cycle and prorated for the portion of the Performance Cycle during which the Participant was employed by the Company or its Affiliates. Except as provided in this Section 6.4(b) or in the Agreement, if a Participant is no longer employed by the Company and its Affiliates during a

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Performance Cycle, then such Participant will not be entitled to any payment with respect to that Performance Cycle.

(c)	Restricted Stock Awards. If a Participant’s employment with the Company and all of its Affiliates terminates before the Participant’s Restricted Stock Award is fully vested because of the Participant’s death or Disability, or under other circumstances provided by the Committee in its discretion in the Agreement or otherwise, the Participant, unless the Committee otherwise provides in the Agreement, will be entitled to have vest a number of Shares of Restricted Stock under the Award that has been prorated for the portion of the scheduled vesting period of the Award during which the Participant was employed by the Company and its Affiliates. Any portion of an Award of Restricted Stock which does not vest under the preceding sentence or under the Agreement will terminate at the date the Participant ceases to be employed by the Company and its Affiliates and any Shares of Restricted Stock will be forfeited to the Company.

6.5	Rights as Shareholder. Each Agreement will provide that a Participant has no rights as a shareholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

6.6	Performance-Based Awards. Any Award may be granted as a performance-based Award if the Committee establishes one or more Performance Measures upon which vesting, the lapse of restrictions or settlement in cash or Shares is contingent. With respect to any Award intended to be Performance-Based Compensation, the Committee shall establish and administer Performance Measures in the manner described in Section 162(m) of the Code and the then current regulations of the Secretary of the Treasury.

7.	Restricted Stock Awards.

7.1	Restrictions; Lapse of Restrictions. An Award of Restricted Stock under the Plan will consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions will be included in the applicable Agreement. The Committee may provide for the vesting of such Shares and the corresponding lapse or waiver of any such restrictions or conditions based on such factors or criteria as the Committee, in its sole discretion, may determine. The Agreement will describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock will lapse. Upon the lapse of the restrictions and conditions and the vesting of the Restricted Stock, Shares free of such restrictions and conditions will be issued to the Participant or a Successor or Transferee.

7.2	Restrictive Legend. Except as otherwise provided in the applicable Agreement, Shares subject to an Award of Restricted Stock will be evidenced by a book-entry in the name of the Participant wit the Company’s transfer agent or by one or more stock certificates issued in the name of the Participant. Any such stock certificate will either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as will be provided for in the applicable Agreement. Any book-entry will be accompanied by a similar legend.

7.3	Shareholder Rights. A Participant or a Transferee with a Restricted Stock Award will have all the other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

8.	Other Awards. The Committee may from time to time grant Stock and other Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, restricted stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, will determine the terms and conditions of such Awards, provided that such Awards will not be inconsistent with the terms and purposes of the Plan, including the intent expressed in Section 3.1(e) that no award will provide for the deferral of compensation within the meaning of Section 409A of the Code. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate.

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9.	Stock Options.

9.1	Terms of All Options.

(a)	An Option will be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option will be determined by the Committee and set forth in the Agreement, but will not be less than 100% of the Fair Market Value of a Share as of the Option Grant Date (except as provided in Plan Section 19).

(b)	The purchase price of the Shares with respect to which an Option is exercised will be payable in full at the time of exercise, provided that to the extent permitted by law (as determined by the Committee), the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price may be payable in cash or, if the Committee so permits, by withholding Shares otherwise issuable to the Participant upon exercise of the Option or by delivery to the Company of Shares (by actual delivery or attestation) already owned by the Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased), or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted. A Participant exercising an Option is not permitted, however, to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company.

(c)	Each Option will be exercisable in whole or in part on the terms provided in the Agreement. In no event will any Option be exercisable at any time after its scheduled expiration. When an Option is no longer exercisable, it will be deemed to have lapsed or terminated.

(d)	Options will not be granted under the Plan in consideration for, and the grant of Options will not be conditioned on, the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other Option.

9.2	Incentive Stock Options.

In addition to the other terms and conditions applicable to all Options:

(a)	the purchase price of each Share subject to an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share as of the Grant Date of the Incentive Stock Option if this limitation is necessary to qualify the Option as an Incentive Stock Option (except as provided in Plan Section 19);

(b)	the aggregate Fair Market Value (determined as of the Grant Date of the Option) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Company and its Affiliates) will not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option and to the extent an Option or Options granted to a Participant exceed this limit the Option or Options will be treated as a Non-Statutory Stock Option;

(c)	an Incentive Stock Option will not be exercisable more than 10 years after its Grant Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option;

(d)	an Incentive Stock Option will not be exercisable more than one year after the Participant’s employment with the Company and its Affiliates terminates if such termination is due to the Participant’s death or Disability, or more than three months after the Participant’s employment terminates if such termination is due to any other reason;

(e)	the Agreement covering an Incentive Stock Option will contain such other terms and provisions that the Committee determines necessary to qualify this Option as an Incentive Stock Option; and

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(f)	notwithstanding any other provision of the Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the Grant Date and (ii) that Option is not exercisable after the date five years from the Grant Date of that Incentive Stock Option.

9.3	Terms and Conditions of Non-Employee Directors’ Options.

(a)	Initial Non-Employee Directors’ Options. Subject to the terms and conditions of this Plan, any Non-Employee Director first elected or appointed to the Board on or after the Company’s January 2008 Annual Shareholders Meeting shall receive, by virtue of serving as a director of the Company, a single grant of a Non-Statutory Stock Option to purchase 20,000 Shares (an “Initial Non-Employee Director Option”) effective the date of such election or appointment (the “Grant Date”).

(b)	Vesting of Initial Non-Employee Directors’ Options. Subject to the provisions of the Plan Section 9.3(f), Initial Non-Employee Directors’ Options granted pursuant to this Plan shall vest and become exercisable six moths after the date of grant. Each Initial Non-Employee Directors’ Option, to the extent exercisable, shall be exercisable in whole or in part.

(c)	Annual Non-Employee Director Option Grants. For the Annual Meeting of Shareholders to be held in January 2008 and for each Annual Meeting of Shareholders thereafter during the term of this Plan, each Non-Employee Director serving as a Non-Employee Director of the Company immediately following the Annual Meeting shall be granted, by virtue of serving as a Non-Employee Director of the Company, a Non-Statutory Stock Option to purchase 7,500 Shares (an “Annual Non-Employee Director Option”). Each Annual Non-Employee Director Option shall be deemed to be granted to each Non-Employee Director immediately after an Annual Meeting (the “Grant Date”) and shall be granted regardless of whether or not a Non-Employee Director previously received, or simultaneously receives, an Initial Non-Employee Director Option. Initial Non-Employee Director Options and Annual Non-Employee Director Options together are sometimes referred to as “Non-Employee Director Options.”

(d)	Vesting of Annual Director Options. Subject to the provisions of Plan Section 9.3(f), Annual Non-Employee Director Options shall vest and become exercisable in full on the January 1st following the Grant Date. Each Option, to the extent exercisable, shall be exercisable in whole or in part.

(e)	Exercise Price of Non-Employee Director Options. The purchase price of each Share subject to a Non-Employee Director Option will be 100% of the Fair Market Value of a Share as of the Option Grant Date.

(f)	Termination of Non-Employee Director Options. Each Non-Employee Director Option granted pursuant to this Plan and all rights to purchase Shares thereunder shall terminate on the earliest of:

(1)	ten years after the Grant Date of the Non-Employee Director Option;

(2)	the expiration of the period specified in the Agreement after the death or permanent disability of a Non-Employee Director; or

(3)	ninety days after the date the Non-Employee Director ceases to be a director of the Company, provided, however, that the option shall be exercisable during this 90-day period only to the extent the option was exercisable as of the date the person ceases to be a Non-Employee Director unless the cessation results from the director’s death or permanent disability. Notwithstanding the preceding sentence, if a Non-Employee Director who resigns or whose term expires then becomes a consultant or Employee of the Company within ninety days of such resignation or term expiration, the Non-Employee Director Options of such person shall continue in full force and effect.

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In no event shall an Option be exercisable at any time after its original expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated and will no longer be outstanding.

(g)	Allocation of Common Shares. If as of a date on which an Option or Options are to be awarded pursuant to the provisions of this Section 9.3, the number of Shares available for issuance under the Plan as of this date are less than the number of options to purchase Shares that otherwise would be awarded, then the following formula shall determine how the remaining number of Shares are to be allocated:

(1)	if only one Non-Employee Director is to receive an Option on the date, then that Non-Employee Director shall receive an Option to purchase Shares equal to the number of Shares remaining;

(2)	if two or more Non-Employee Directors are to receive Options on the date

(A)	all Initial Non-Employee Director Options shall first be awarded; if, however, the number of Shares available is less than the number of options to purchase Shares that would otherwise be awarded as Initial Non-Employee Director Options then each Non-Employee Director eligible to receive an Initial Non-Employee Director Option shall receive the number of Options that results from the following equation: the whole number of Shares available divided by the number of Non-Employee Directors eligible to receive such an Option, provided, however, that no fractional shares shall be awarded; and if such allocation occurs, any remaining Shares shall not be awarded and shall be deemed not subject to distribution for purposes of Plan Section 4; and

(B)	if on that date all Initial Non-Employee Director Options to be awarded are awarded in the full amount or if no Initial Non-Employee Director Options are to be awarded, then each Non-Employee Director eligible for an Annual Non-Employee Director Option shall receive an Annual Non-Employee Director Option to purchase Shares in the amount that results from the following equation: the whole number of Shares available divided by the number of Non-Employee Directors eligible for an Annual Non-Employee Director Option, provided, however, that no fractional shares shall be awarded; and any remaining Shares shall not be awarded and shall be deemed not subject to distribution for purposes of Plan Section 4.

(h)	Non-exclusivity of Section 9.3. The provisions of this Section 9.3 are not intended to be exclusive; however, the Committee, in its discretion, may grant Options or other Awards to a Non-Employee Director, but only in substitution for Non-Employee Director Options held by that director.

10.	Stock Appreciation Rights. An Award of a Stock Appreciation Right entitles the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that will not be less than 100% of the Fair Market Value of such Shares as of the Grant Date of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under the Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right will be exercisable at any time after its scheduled expiration. When a Stock Appreciation Right is no longer exercisable, it will be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee will be made at such time or times as will be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

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11.	Performance Units.

11.1	Initial Award.

(a)	An Award of Performance Units under the Plan shall entitle the Participant or a Successor or Transferee to future payments of cash, Shares or a combination of cash and Shares, as determined by the Committee and provided in the Agreement, based upon the achievement of specified levels of one or more Performance Measures. The Agreement may provide that a portion of a Participant’s Award will be paid for performance that exceeds the minimum target but falls below the maximum target applicable to the Award. The Agreement shall also provide for the timing of the payment.

(b)	Following the conclusion or acceleration of each Performance Cycle, the Committee shall determine the extent to which (i) Performance Measures have been attained, (ii) any other terms and conditions with respect to an Award relating to the Performance Cycle have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

(c)	No Participant may receive Awards of Performance Units relating to more than 25,000 Shares in any year under this Plan.

11.2	Acceleration and Adjustment. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of Performance Measures and payments with respect to some or all of the Performance Units awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include an Event, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant’s title or employment responsibilities, the Participant’s death or Disability or, with respect to payments in Shares with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Plan Section 16. The Agreement also may provide for a limitation on the value of an Award of Performance Units that a Participant may receive.

12.	Effective Date and Duration of the Plan.

12.1	Effective Date. The Plan will become effective on the date it is approved by the requisite vote of the Company’s shareholders at its January 2008 Annual Shareholders Meeting or any adjournment thereof.

12.2	Duration of the Plan. The Plan will remain in effect until all Stock subject to it will be distributed, all Awards have expired or lapsed, the Plan is terminated pursuant to Plan Section 15.1, or the tenth anniversary of shareholder approval of the Plan, whichever occurs first (the “Termination Date”); provided, however, that Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option will be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option.

13.	Plan Does Not Affect Employment Status.

13.1	No Commitment to Grant Awards. Status as an eligible Employee will not be construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

13.2	No Right to Employment. Nothing in the Plan or in any Agreement or related documents will confer upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person’s compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

14.	Tax Withholding. The Company has the right to withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company has the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual

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receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings through a reduction of the number of Shares delivered or delivery or tender to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

15.	Amendment, Modification and Termination of the Plan; Amendments of Agreements.

15.1	Board and Committee Power to Terminate, Amend and Modify Plan and Agreements. Subject to Plan Section 28, the Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in Plan Section 15.2 below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law. The Company will submit any amendment of the Plan to its shareholders for approval if the rules of The Nasdaq Stock Market, Inc. or other applicable laws or regulations require shareholder approval of such amendment.

15.2	Limitations. No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Plan Sections 11.2 or 16 does not adversely affect these rights.

16.	Adjustment for Changes in Capitalization. In the event of any equity restructuring (within the meaning of Statement of Financial Accounting Standards No. 123 (revised 2004), referred to as “FAS 123R”) that causes the per Share value of Shares to change, such as a stock dividend or stock split, the Committee shall cause there to be made an equitable adjustment to the number and kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding Awards (including but not limited to the number and kind of Shares to which such Awards are subject, and the exercise or strike price of such Awards) to the extent such other Awards would not otherwise automatically adjust in the equity restructuring; provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause such Incentive Stock Options to violate Section 422(b) of the Code or any successor provision; provided further, that no such adjustment shall be authorized under this Section to the extent that such adjustment would cause an Award to be subject to adverse tax consequences under Section 409A of the Code. In the event of any other change in corporate capitalization, which may include a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation of the Company to the extent such events do not constitute equity restructurings or business combinations within the meaning of FAS No. 123R, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights. In either case, any such adjustment shall be conclusive and binding for all purposes of the Plan. Unless otherwise determined by the Committee, the number of Shares subject to an Award shall always be a whole number.

17.	Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but will not be obligated to:

(a)	if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

(b)	at least ten days before the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, will be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the

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Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Plan Section 10, will be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option will immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right will have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to Plan Section 17(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that has not been exercised before the Fundamental Change will be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right will be entitled to the payment provided for in this Section 17(b) if such Option or Stock Appreciation Right has terminated, expired or been cancelled. For purposes of this Section only, “Fair Market Value” per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

18.	Cancellation and Rescission of Awards.

18.1	Proscribed Conduct. Unless an Agreement otherwise specifies, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unvested, unpaid or deferred Awards at any time if a Participant engages in any of the following:

(a)	unauthorized competition with the Company or any Affiliate;

(b)	unauthorized disclosure of any material proprietary or confidential information of the Company or any Affiliate;

(c)	a material violation of applicable business ethics policies of the Company or any Affiliate;

(d)	activity that results in termination of the Participant’s employment for Cause; or

(e)	any other conduct or act determined by the Committee to be materially injurious, detrimental or prejudicial to any interest of the Company or any Affiliate.

18.2	Recovery of Amounts Paid. If a Participant engages in any of the conduct referenced in Plan Section 18.1 within a twelve-month period before or after the Participant’s termination of employment with the Company and its Affiliates, then any exercise, payment or delivery of cash or Shares pursuant to any Award that occurs within that period may be rescinded by the Committee within twelve months after such exercise, payment or delivery. If such rescission occurs, the Participant shall return or forfeit to the Company the cash and/or Shares received with respect to the rescinded transaction (or the economic value thereof determined as of the date of the exercise, payment or delivery) in such manner and on such terms and conditions as may be required by the Committee, and the Company shall be entitled to set-off against the amount of any such return or forfeiture any amount owed to the Participant by the Company.

19.	Corporate Mergers, Acquisitions, Etc. The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set

15

forth in the Plan to the extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

20.	Unfunded Plan. The Plan will be unfunded and the Company will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board will be deemed to be a trustee of any amounts to be paid under the Plan nor will anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right will be no greater than the right of an unsecured general creditor of the Company.

21.	Limits of Liability. Any liability of the Company to any Participant with respect to an Award will be based solely upon contractual obligations created by the Plan and the Award Agreement. Except as may be required by law, neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, will have any liability to any party for any action taken, or not taken, in good faith under the Plan.

22.	Compliance with Applicable Legal Requirements. No Shares distributable pursuant to the Plan will be issued and delivered unless the issuance of the Shares complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company’s Shares may, at the time, be listed.

23.	Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

24.	Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan will not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and will not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

25.	Beneficiary Upon Participant’s Death. To the extent that the transfer of a Participant’s Award at death is permitted by this Plan or under an Agreement, (i) a Participant’s Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant’s legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

26.	Event Payments

(a)	Notwithstanding the provisions of Plan Section 17 above, and except as provided in Plan Section 26(c), if any Award, either alone or together with other payments in the nature of compensation to a Participant that are contingent on a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company or otherwise, would result in any portion thereof being subject to an excise tax imposed under Code Section 4999, or any successor provision, or would not be deductible in whole or in part by the Company, an affiliate of the Company (as defined in Code Section 1504, or any successor provision), or other person making such payments as a result of Code Section 280G, or any successor provision, then such Award

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and/or such other benefits and payments shall be reduced (but not below zero) to the largest aggregate amount as will result in no portion thereof being subject to such an excise tax or being not so deductible.

(b)	For purposes of Plan Section 26(a), (i) no portion of payments the receipt or enjoyment of which a Participant shall have effectively waived in writing prior to the date of distribution of an Award shall be taken into account; (ii) no portion of such Award, benefits and other payments shall be taken into account that in the opinion of tax counsel selected by the Company’s independent auditors and acceptable to the Participant does not constitute a “parachute payment” within the meaning of Code Section 280G(b)(2), or any successor provision; and (iii) the value of any non-cash benefit or any deferred payment or benefit included in such payment shall be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4) or any successor provisions.

(c)	If a Participant is subject to a separate agreement with the Company or an Affiliate that expressly addresses the potential application of Sections 280G or 4999 of the Code (including that “payments” under such agreement or otherwise will or will not be reduced, or will be “grossed up” for tax purposes), then Plan Section 26(a) will not apply, and any Award any portion of which would otherwise be subject to Plan Section 26(a) will instead be treated as a “payment” arising under such separate agreement.

(d)	Any Award not paid as a result of this Plan Section 26 or reduced to zero as a result of the limitations imposed hereby, shall remain outstanding in full force and effect in accordance with the other terms and provisions of this Plan.

27.	Requirements of Law. To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan will be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and will be construed accordingly. If any provision of the Plan will be held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had not been included.

28.	Repricing; Shareholder Approval. Except as provided in Plan Section 16, in no event may any Option or Stock Appreciation Right be amended to decrease the exercise price per share thereof, or be cancelled in conjunction with the grant of any new Option or Stock Appreciation Right with a lower exercise price, or otherwise be subject to any action that would be treated, for accounting purposes or under the rules of The Nasdaq Stock Market, Inc., as a “repricing” of such Option or Stock Appreciation Right, unless such amendment, cancellation or action is approved by the Company’s shareholders in accordance with applicable law and rules of The Nasdaq Stock Market, Inc.

29.	Dividends and Dividend Equivalents. An Award may, if so determined by the Committee, provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

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FSI International, Inc.
Annual Shareholders’ Meeting
Wednesday, January 16, 2008
3:30 p.m. CST
at FSI offices — 3455 Lyman Boulevard, Chaska, Minnesota
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Donald S. Mitchell, Patricia M. Hollister and Benno G. Sand, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes such Proxies to represent and to vote, as designated on the reverse side, all of the shares of common stock of FSI International, Inc. held of record by the undersigned on November 19, 2007, at the Annual Meeting of Shareholders to be held on January 16, 2008, or any adjournment thereof.

VOTE BY INTERNET - www.proxyvote.com
FSI INTERNATIONAL, INC. 3455 LYMAN BLVD. CHASKA, MN 55318-1034
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by FSI International, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to FSI International, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FSINT1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
FSI INTERNATIONAL, INC.

Vote On Proposals

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:		For	Against	Abstain

1.	To elect two Class III directors to serve for the ensuing three years until the expiration of their term in 2011, or until their successors are duly elected and qualified.	☐	☐	☐

2.	To act upon a proposal to approve the FSI International, Inc. 2008 Omnibus Stock Plan.	☐	☐	☐

3.	To approve an amendment to our Employees Stock Purchase Plan to increase the aggregate number of shares of our Common Stock reserved for issuance under the Plan by 500,000.	☐	☐	☐

4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 30, 2008.	☐	☐	☐

5.	To transact such other business as may properly come before the meeting.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date